UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

DEFINITIVE PROXY STATEMENT
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Oil-Dri Corporation of America
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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October 25, 2022

Dear Stockholder:
The Board of Directors and all of us on the management team of Oil-Dri Corporation of America cordially invite you to attend the 2022 Annual Meeting of Stockholders, which will be held virtually on Wednesday, December 7, 2022, at 9:30 a.m., Central Time. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ODC2022.
The matters expected to be acted on at the meeting are described in the attached Proxy Statement. We are recommending a slate of nine directors to be elected to our Board of Directors. Their biographies and qualifications appear in the Proxy Statement. In addition, we ask that you ratify the appointment of Grant Thornton LLP as our independent auditor for the fiscal year ending July 31, 2023.
We encourage you to read our Annual Report on Form 10-K for the fiscal year ending July 31, 2022 that is available at www.proxyvote.com. It includes information on our operations, markets, products, services, and known risk factors, as well as our audited consolidated financial statements.
We will be holding the Annual Meeting virtually this year and there will not be a physical location for the 2022 Annual Meeting. We believe the virtual format of the meeting, which we utilized in response to the COVID-19 pandemic, enables greater stockholder attendance and participation and improved meeting efficiency and increases our ability to communicate effectively with our stockholders, and reduces the cost of the Annual Meeting.
Immediately following adjournment of the Annual Meeting, we will review with attendees the results of the past year and look at some of the potential opportunities that lie ahead.
We look forward to your participation in the virtual Annual Meeting. Whether you plan to attend the virtual Annual Meeting or not, you can be sure your shares are represented at the virtual meeting by voting over the Internet or by telephone, as instructed in the Notice Regarding Availability of Proxy Materials or proxy card. If you received a Notice Regarding the Availability of Proxy Materials in the mail, you may also request a paper proxy card to submit your vote by mail if you prefer.

Sincerely,

DANIEL S. JAFFEE
Chairman of the Board of Directors and President and Chief Executive Officer
    This proxy statement is dated October 25, 2022 and is being made available to stockholders via the Internet on or about October 25, 2022.

i

OIL-DRI CORPORATION OF AMERICA
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held virtually on December 7, 2022

To the Stockholders of
Oil-Dri Corporation of America:
The 2022 Annual Meeting of Stockholders of Oil-Dri Corporation of America, a Delaware corporation (the “Company”), will be held virtually at 9:30 a.m., Central Time, on Wednesday, December 7, 2022, at www.virtualshareholdermeeting.com/ODC2022.
The meeting will be held for the following purposes:
1.    To elect nine directors;
2.    To ratify the appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending July 31, 2023; and
3.    To transact such other business as may properly come before the meeting and any adjournment thereof.
Our Board of Directors has determined that only holders of record of outstanding shares of Common Stock and Class B Stock at the close of business on Monday, October 10, 2022 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.
Your vote is very important. Whether you intend to attend the virtual meeting or not, you are encouraged to vote, as promptly as possible, over the Internet or by telephone, as instructed in the Notice Regarding the Availability of Proxy Materials or proxy card. If you received a Notice Regarding the Availability of Proxy Materials in the mail, you may also request a paper proxy card to submit your vote by mail if you prefer.
For further information relating to the meeting, please see the following pages.

By Order of the Board of Directors,

LAURA G. SCHELAND
Secretary
Chicago, Illinois
October 25, 2022

ii

    Notice of Internet Availability of Proxy Materials: The Company is pleased to take advantage of the United States Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders via the Internet. These rules allow the Company to provide you with the information you need while lowering the costs and environmental impact associated with printing and mailing proxy materials for the Annual Meeting. Our proxy materials, including our Proxy Statement, 2022 Annual Report on Form 10-K for the fiscal year ended July 31, 2022 and proxy card, are available on the Internet at http://www.oildri.com/2022proxymaterials. On or about October 25, 2022, we will mail to most of our stockholders a notice containing instructions on how to access this proxy statement and our annual report and to vote via the Internet or by telephone.

    Online Attendance of the Annual Meeting: You are entitled to attend and participate in the meeting if you were a stockholder of record as of the close of business on October 10, 2022. To attend and participate in the meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form. You may also ask questions, vote online, and examine our stockholder list during the meeting by following the instructions provided at www.virtualshareholdermeeting.com/ODC2022 during the meeting. Please see “Virtual Meeting Format” beginning on page 1 of the accompanying Proxy Statement for details regarding the virtual annual meeting.

OIL-DRI CORPORATION OF AMERICA
410 North Michigan Avenue
Suite 400
Chicago, Illinois 60611-4213
______________
PROXY STATEMENT
______________
GENERAL INFORMATION
     This Proxy Statement is delivered and solicited on behalf of the Board of Directors of Oil-Dri Corporation of America, a Delaware corporation, in connection with the virtual 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) to be held at 9:30 a.m., Central Time, on Wednesday, December 7, 2022, notice of which accompanies this Proxy Statement, and at any adjournment of the meeting. The Notice Regarding the Availability of Proxy Materials (the “Notice”) is being distributed, and the Notice of Annual Meeting of Stockholders, this Proxy Statement and form of proxy are being made available on the Internet, on or about October 25, 2022. In addition, we encourage you to review our Annual Report on Form 10-K that was filed on October 13, 2022. Unless expressly stated herein, our Form 10-K should not be deemed to be part of this Proxy Statement.
    As a stockholder, you are invited to attend the virtual 2022 Annual Meeting and are requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under rules and regulations promulgated by the United States Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares. Whenever we refer in this Proxy Statement to the “2022 Annual Meeting,” we are also referring to any meeting that results from an adjournment of the 2022 Annual Meeting. Except as otherwise indicated herein or as the context otherwise requires, references to the “Company,” “we,” “us” or “our” refer to Oil-Dri Corporation of America under the rules promulgated by the SEC.
    In 2018, the SEC adopted amendments that raised the threshold for qualifying as a “smaller reporting company” (“SRC”). Oil-Dri met the qualifications of an SRC as of January 31, 2022; therefore, this Proxy Statement reflects several of the scaled disclosure requirements that SRCs may utilize.
Virtual Meeting Format
    Similar to 2021, we have decided to hold the 2022 Annual Meeting virtually via live webcast. There will not be a physical location for the 2022 Annual Meeting and you will not be able to attend in person. We believe hosting a virtual annual meeting will enable stockholders to attend and participate fully and equally, improve meeting efficiency and our ability to effectively communicate and engage with our stockholders and provide for cost savings to the company and our stockholders.
    We have designed the virtual 2022 Annual Meeting to provide the same rights and opportunities to participate as you would have at an in-person meeting. Stockholders will be able to attend and participate online and submit questions during the 2022 Annual Meeting by visiting www.virtualshareholdermeeting.com/ODC2022.

    To attend and participate in the 2022 Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form. The 2022 Annual Meeting will begin promptly at 9:30 a.m. Central Time. We encourage you to access the 2022 Annual Meeting prior to the start time. Online access will begin at 9:15 a.m. Central Time.
    If you do not have a 16-digit control number, you may still attend the meeting as a guest in “listen-only” mode. To attend as a guest, please access www.virtualshareholdermeeting.com/ODC2022 and enter the information requested on the screen to register as a guest. Please note that if you participate as a guest, you will not have the ability to ask questions, vote, or examine the list of stockholders during the meeting. After the meeting, an archived copy of the audio webcast will be posted on our website at www.oildri.com/investors and will remain available for at least one year following the meeting.
    The virtual 2022 Annual Meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the 2022 Annual Meeting. Attendees should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the 2022 Annual Meeting.
    If you encounter any difficulties accessing the virtual 2022 Annual Meeting during the check-in or meeting time, please call technical support at (844) 986-0822 (US) or (303) 562-9302 (International) for assistance. Technical support will be available beginning at 9:00 a.m. Central Time on December 7, 2022 through the conclusion of the 2022 Annual Meeting.

Commonly Asked Questions and Answers
1.    Why am I receiving these materials?
The Notice is being delivered to all stockholders of record as of the close of business on October 10, 2022 (the “Record Date”) in connection with the solicitation of proxies on behalf of our Board of Directors for use at the 2022 Annual Meeting on December 7, 2022.
2.    Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to “e-proxy” rules adopted by the SEC, we may furnish proxy materials, including this Proxy Statement and our Annual Report (collectively, “proxy materials”), to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, we are mailing the Notice to our stockholders of record and beneficial owners as of the Record Date and making the proxy materials available on the Internet.
3.    How can I access the proxy materials over the Internet?
The Notice and proxy card or voting instruction card contain instructions on how to view the proxy materials on the Internet, vote your shares on the Internet, and request electronic delivery of future proxy materials. Electronic copies of this Proxy Statement and Annual Report are available at www.proxyvote.com. If you received a Notice and would like to receive a paper copy of the proxy materials free of charge, please follow the instructions in the Notice.

4.    Why is the Company holding a virtual annual meeting?
As part of our effort to maintain a safe and healthy environment during the COVID-19 pandemic, we began utilizing the virtual meeting format. In addition to supporting the health and well-being of our stockholders, employees, directors and their families, we believe a virtual meeting provides a safe and consistent stockholder and employee experience, regardless of their location. Hosting the annual meeting virtually will also allow for increased and broader stockholder attendance and participation. We believe that we are observing best practices for virtual shareholder meetings, including by providing a support line for technical assistance and addressing as many stockholder questions as time allows.
5.    Do I need to register in advance to attend the virtual meeting?
You do not have to register in advance to attend the virtual meeting.
6.    Who is entitled to vote at the 2022 Annual Meeting?
Our Board of Directors has established the close of business on Monday, October 10, 2022 as the Record Date for the 2022 Annual Meeting. Only stockholders of record as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the 2022 Annual Meeting.
Holders of Common Stock are entitled to one vote per share and holders of Class B Stock are entitled to ten votes per share (on a non-cumulative basis for each director to be elected when voting for the election of directors) and vote together without regard to class (except that any amendment to our Certificate of Incorporation changing the number of authorized shares or adversely affecting the rights of holders of Common Stock or Class B Stock requires the separate approval of the affected class as well as the approval of both classes voting together). Holders of Class B Stock are entitled to convert any and all of their shares into Common Stock on a share-for-share basis at any time. Shares of Class B Stock are also subject to mandatory conversion under certain circumstances. As of the Record Date, 5,075,302 shares of Common Stock and 2,045,415 shares of Class B Stock were outstanding.
Registered Stockholders. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the virtual 2022 Annual Meeting.
Beneficial Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name”, and the Notice was forwarded to you by your broker or nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares (see questions nine (“How do I cast my vote?”) and twelve (“How are broker non-votes and abstentions counted?”) below for more information). Beneficial owners are also invited to attend the 2022 Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares or ask questions at the virtual 2022 Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

7.    What proposals are being voted on at the 2022 Annual Meeting?
Stockholders are being asked to vote upon the following items of business at the 2022 Annual Meeting:
1.the election of nine directors, each to hold office for a one-year term ending at our 2023 Annual Meeting of Stockholders;
2.the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent auditor for the fiscal year ending July 31, 2023 (“fiscal 2023”);
and to transact such other business as may properly come before the 2022 Annual Meeting. Our Board of Directors knows of no other items of business that will be presented for consideration at the 2022 Annual Meeting other than those described in this Proxy Statement. In addition, no stockholder proposal or nomination was received prior to the deadline specified in our Amended and Restated By-Laws (“By-Laws”), so no such matters may be brought to a vote at the 2022 Annual Meeting.
8.    What are the voting recommendations of the Company’s Board of Directors?
Our Board of Directors recommends that you vote your shares as follows:
•“FOR” the election of each of the nine nominees to the Board of Directors; and
•“FOR” the ratification of the appointment of Grant Thornton as the Company’s independent auditor for fiscal 2023.
9.    How do I cast my vote?
If you are a stockholder of record as of the Record Date, you may vote in several different ways:
Online at the 2022 Annual Meeting
Registered stockholders and beneficial owners may vote online during the 2022 Annual Meeting. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form to log in to the virtual meeting platform at www.virtualshareholdermeeting.com/ODC2022. Beneficial owners will need to follow their brokers’ procedures for obtaining a legal proxy in order to vote online during the 2022 Annual Meeting. Voting electronically online during the 2022 Annual Meeting will replace any previous votes.
By Internet (prior to the 2022 Annual Meeting)
You may vote using the Internet by submitting your voting instructions at www.proxyvote.com. You should have the Notice or your proxy card available when you go online. If you vote on the Internet, you may also request electronic delivery of future proxy materials. Internet voting for stockholders of record will be available until 11:59 p.m., Eastern Time, on December 6, 2022.
By Telephone
You may vote by calling 1-800-690-6903. Please have your proxy card in hand when you call and use any touch-tone phone to transmit your voting instructions. Telephone voting for stockholders of record will be available until 11:59 p.m., Eastern Time, on December 6, 2022.
By Mail
You may vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card, and then completing, signing, dating and returning the proxy card in the postage-paid envelope provided with the paper copy of the proxy materials.
If you are a beneficial stockholder (see question number six “Who is entitled to vote at the 2022 Annual Meeting?” above for more information), you must provide instructions to your bank, broker or other nominee as to how your shares should be voted. Your bank, broker or other nominee will usually provide you with the appropriate voting instruction form at the time you receive this Proxy Statement. The availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on your bank, broker or other nominee. We recommend that you follow the voting instructions on the materials you receive from that entity. Your shares may be voted on certain matters even if you do not provide voting instructions because banks, brokers and nominees generally have the authority under New York Stock Exchange (“NYSE”) rules to vote on “routine matters.” The proposal to ratify the appointment of our independent auditor is considered a routine matter and the election of directors is considered a non-routine matter. Unless you decide to change your vote, use only one method to send us your vote. If you requested a printed set of the proxy materials and voted by telephone or by Internet, you do not have to return your proxy card or voting instruction form. Even if you plan to virtually attend the 2022 Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the virtual meeting.
If no contrary instructions are indicated in the proxy, each proxy will be voted “FOR” the election of the nine nominees to our Board of Directors named below; and “FOR” the ratification of the appointment of Grant Thornton as our independent auditor for fiscal 2023. In their discretion, the proxy holders named on the proxy are authorized to vote on any other matters that may properly come before the 2022 Annual Meeting.
10.    Can I change my vote and/or revoke my proxy?
Yes, if you vote by proxy, you may revoke that proxy at any time before it is voted at the 2022 Annual Meeting. If you are the stockholder of record, you may do this by:
•voting again on the Internet or by telephone prior to 11:59 p.m., Eastern Time, on December 6, 2022;
•signing another proxy card with a later date and delivering it to Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, prior to the 2022 Annual Meeting; or
•voting online at the 2022 Annual Meeting (see “How do I cast my vote?”, above).
If you are a beneficial stockholder and you have instructed your bank, broker or other nominee to vote your shares, you may revoke those instructions by following the directions received from your bank, broker or other nominee to change those instructions. Your attendance at the 2022 Annual Meeting itself will not revoke your proxy unless you vote online at the virtual 2022 Annual Meeting.
11.    What constitutes a quorum at the 2022 Annual Meeting?
A majority of all outstanding shares of Common Stock and Class B Stock entitled to vote at the 2022 Annual Meeting constitutes a quorum, which is the minimum number of shares that must be present or represented by proxy at the 2022 Annual Meeting to transact business. Once a share is represented for any purpose at the 2022 Annual Meeting, it will be deemed present for quorum purposes for the remainder of the meeting (including any meeting resulting from an adjournment of the 2022 Annual Meeting, unless a new record date is set).
12.    How are broker non-votes and abstentions counted?
A broker non-vote occurs when shares held as of record by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your broker holds your shares as of record in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a broker who has not received instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At the 2022 Annual Meeting, the only routine matter is the proposal to ratify the appointment of our independent auditor. Therefore, absent directions from you, your broker will not have discretion to vote on the election of directors. Broker non-votes and abstentions by stockholders from voting will be counted towards determining whether or not a quorum is present at the 2022 Annual Meeting. However, because broker non-votes and abstentions are not voted affirmatively or negatively, they will have no effect on the approval of any of the proposals, except (i) as to routine matters for which brokers exercise their discretion as discussed above and (ii) abstentions with respect to proposals that require an affirmative majority of the votes present at the 2022 Annual Meeting or represented by proxy, which have the same legal effect as a vote against the proposal as described below.
13.    How many votes are needed to approve the proposals?
A director may only be elected by a plurality of votes cast. Accordingly, we count proxies and ballots marked for all nominees listed (including executed proxies submitted by stockholders who request to receive paper copies of the proxy materials that are not marked regarding the election of directors, which will be voted for all listed nominees), or those voting for some but not all nominees that specify votes withheld for one or more designated nominees, to determine the total number of votes cast for each nominee. The nine nominees who receive the largest number of votes will be elected. Shares for which authority is withheld to vote for director nominees and broker non-votes have no effect on the outcome of the election of directors.
An affirmative majority of the votes present at the 2022 Annual Meeting or represented by proxy is necessary for ratification of the appointment of Grant Thornton as our independent auditor for fiscal 2023. Any abstention by those present or represented by proxy has the same legal effect as a vote against this proposal. Because the proposal for ratification of the appointment of Grant Thornton as our independent auditor for fiscal 2023 is considered a routine matter under the rules of the NYSE, banks, brokers and other nominees are able to vote on this matter even if no voting instructions are provided by the beneficial owner.
14.    Who will count the vote?
We have retained Broadridge Financial Solutions, Inc. (“Broadridge”) to tabulate the vote and act as Inspector of Election. Information about Broadridge is available at www.broadridge.com. Proxies and ballots that identify the votes of individual stockholders are kept confidential from the Company’s management and directors. Only Broadridge, as the proxy tabulator and Inspector of Election, has access to the ballots, proxy cards and voting instruction forms. Broadridge will disclose information taken from the ballots, proxy cards and voting instruction forms only in the event of a proxy contest or as otherwise required by law.
15.     How do I ask questions during the virtual 2022 Annual Meeting?
Stockholders may submit questions during the 2022 Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/ODC2022, typing your question into the “Ask a Question” field, and clicking “Submit.”
Questions pertinent to the 2022 Annual Meeting that comply with the meeting Rules of Conduct will be answered during the 2022 Annual Meeting, subject to time constraints. Questions regarding personal matters or matters not relevant to meeting matters will not be answered.
16.    Where can I find the voting results of the 2022 Annual Meeting?
We intend to announce preliminary voting results at the 2022 Annual Meeting. Within four business days following the adjournment of the 2022 Annual Meeting, we intend to disclose the final voting results of each proposal being voted on at the 2022 Annual Meeting in a Current Report on Form 8-K.

17.    How does a stockholder propose actions for consideration at next year’s annual meeting of stockholders?
For your proposal to be considered for inclusion in our proxy statement for next year’s annual meeting, we must receive your written proposal no later than June 27, 2023. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-9 under the Securities Exchange Act of 1934, as amended, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the anniversary date of the annual meeting (for the 2023 annual meeting of stockholders, no later than October 8, 2023). However, if the date of the 2023 annual meeting is changed by more than 30 calendar days from such anniversary date, then notice must provided by the later of 60 calendar days prior to the date of the 2023 annual meeting of stockholders or the 10th calendar day following the day on which public announcement of the date of the 2023 annual meeting of stockholders is first made.
Your proposal should be addressed to the Corporate Secretary, Oil-Dri Corporation of America, at the Company’s principal executive offices at 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213. Further, be aware that your proposal must comply with SEC regulations regarding inclusion of stockholder proposals in company-sponsored proxy materials and other applicable laws. Although our Board of Directors will consider all proposals, it has the right to omit any proposals it is not required to include. Proposals submitted in writing between June 27, 2023 and July 27, 2023 (assuming the meeting is held not more than 30 days from December 7, 2023) may be considered at next year’s annual meeting but will not be included in our proxy statement. All proposals should be addressed to the Corporate Secretary, Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213. In addition, the proposal must satisfy all of the other requirements set forth in our By-Laws and all applicable laws.
18.    Can I elect to receive future proxy solicitations via mail or online?
Yes, you may either request to receive printed copies of all future proxy statements, proxy cards and annual reports in the mail or request to receive all such future proxy materials via e-mail or the Internet. If you request to receive all future proxy materials via e-mail or the Internet, you will not receive paper copies of these stockholder communications in the mail. To sign up for electronic delivery, follow the instructions on the form of proxy card under the heading “ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS” to indicate that you agree to receive or access stockholder communications electronically in future years. If you hold your shares through a bank, broker or other nominee, contact that entity for information as to whether and how you can elect electronic delivery.
19.    Why did I receive more than one package of proxy materials?
This means that you have multiple accounts holding shares of Common Stock or Class B Stock. These may include accounts with our transfer agent, Computershare, and accounts with a bank, broker or other nominee. Please complete, sign, date and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction form that you receive with each package of proxy materials to ensure that all of your shares are voted.
20.    Can I receive future proxy statements, annual reports and certain other stockholder information in a single package per household?
If you have elected to receive paper copies of the proxy materials and your household received more than one copy of the Company’s Annual Report on Form 10-K and Proxy Statement, and you wish to reduce the number you receive, you may enroll in householding online at www.proxyvote.com or you may check the “yes” box on the proxy card next to the statement “Please indicate if you consent to receive certain future investor communications in a single package per household.” By checking this box, you are consenting to the mailing of the proxy statements, annual reports and certain other stockholder information in a single package per household. Please note that each registered stockholder in your household will need to consent to this option in order for the household delivery to take effect for such stockholder’s mailings. Despite signing up for household delivery of certain stockholder mailings, the Company will continue to separately mail a proxy card for each registered stockholder account.
You may revoke your consent at any time by calling (866) 540-7095 or writing to Broadridge Financial Solution, Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you revoke your consent, the Company will begin sending you individual copies of these documents within 30 days after receipt of your revocation notice.
21.    Who may solicit proxies?
Our directors, officers and employees may solicit proxies on behalf of our Board of Directors via mail, telephone, facsimile, e-mail and personal contact. Our directors, officers and employees will receive no additional compensation for soliciting proxies.
22.    Who pays for the cost of this proxy solicitation?
We will bear the cost of this proxy solicitation, including reimbursing banks, brokers and other nominees for reasonable expenses of sending out proxy materials to beneficial stockholders.
23.    What if I have additional questions not addressed here?
You may call our Investor Relations department at (312) 321-1515 or e-mail InvestorRelations@oildri.com.

CORPORATE RESPONSIBILITY & ESG

Our Values
Oil-Dri is committed to doing business in a sustainable and socially responsible manner, which we believe will drive long-term value creation for our company and all of its stakeholders, as well as managing the risks and opportunities that are presented by Environmental, Social, and Governance (“ESG”) issues. At the heart of everything we do is our “WE CARE” values. These values apply not only to our employees, who we refer to as our “teammates”, and production facilities, but we also seek to engage with customers, vendors, and other stakeholders who align with our values as well as those reflected in the communities in which we live and work.

Our Approach
In keeping with the Company’s values, we formally launched an ESG program in 2021. However, much of the positive impact made in relation to ESG initiatives goes back many years, and in some cases, decades. Whenever possible, our ESG approach is designed to align with the Sustainability Accounting Standards Board (“SASB”).
We also maintain a webpage dedicated to the Company’s ESG and other corporate responsibility practices and accomplishments on the Company’s website, which can be found at https://www.oildri.com/responsibility/.
Environmental
In terms of Oil-Dri’s impact on our natural Environment, we are proud of our organization’s long-term land reclamation and restoration successes at our mining locations. Our teams replant indigenous trees and plants at many of our reclaimed locations and maintain an active forestry plan across 6,000 acres in Georgia. As part of Oil-Dri’s history of land reclamation, the Company was the recipient of the Environmental Award in 2018 for Outstanding Achievement in Land Reclamation from the Georgia Mining Association.
Certain of our products themselves have environmental benefits and/or support federal and state environmental programs. This is shown through our antibiotic alternative mineral based feed additives to the logistics, transportation benefits of lightweight cat litter which were recognized by our customer Walmart with their Responsibility Award for positive impact on consumers’ lives and our adsorbent clay products which are sold to customers participating in federal and state renewable fuel programs which reduce greenhouse gas emissions and expand the nation’s renewable fuel sectors.
Our production facilities are focused on minimizing energy consumption while continuing to support sales growth. The Company has implemented, or is in the process of implementing, an array of energy programs, including solar power, magnetic slip drives that reduce peak power consumption during start-up and shutdown periods, the upgrade and modernization of our compressed air systems, and highly efficient LED lights to reduce electricity use.
Social
From a Social perspective, Oil-Dri’s culture and values, along with our teammates, are our most valuable assets. Our “WE CARE” culture helps drive the Company’s focus on the well-being of our teammates, from compensation and benefits to community outreach to safety. A clear outgrowth of our “WE CARE” values is the Diversity, Equity, and Inclusion (“DEI”) team, comprised of our CEO and diverse group of teammates across locations, functions and communities
The Company believes our success is enhanced by a workforce that reflects the diversity of the communities and countries in which we live and work. Diverse perspectives are encouraged and needed in order to help our company achieve its vision and to continue to grow. We are committed to cultivating and preserving a culture of inclusion. The DEI team strives to bring awareness and understanding of human diversity as a corporate imperative by engaging teammates in pertinent conversation, training, and education through initiatives ranging from monthly conversations around social justice and diversity topics to internal newsletters addressing relevant topics.
The Company’s focus on cultivating and preserving a culture of inclusion starts from the top, with the Company’s Board of Directors. We seek to foster a boardroom environment and culture that promotes new perspectives, innovation, and deliberation. The composition of our directors with respect to tenure and gender diversity are shown below:

Board Tenure
33%
22%
44%
1-4 Years
5-9 Years
10+ Years

The Company also has a strong history of gender diversity at all levels of its teammates with women comprising 33% of all salaried staff; 31% of all staff who are director level and above; and 33% of our executive officers.
As part of the Company’s focus on the welfare of our teammates during the COVID-19 pandemic, the Company prioritized the protection of the health, safety and well-being of our employees and their families through enhanced sanitation measures, implementing remote work arrangements where possible, and facilitating the distribution of and otherwise supporting COVID-19 vaccines among our teammates.

Governance & Compliance
In the area of corporate Governance and Compliance, we take pride in our culture that emphasizes high moral and ethical values and conducting business with honesty, integrity, and a passion for excellence. The first “E” in “WE CARE” stands for Ethics, and the Company believes in the importance of reinforcing our ethical policies and procedures with the “tone from the top”. The Company has adopted policies and procedures, including a Code of Ethics and Business Conduct (which was updated in 2021), a Whistleblower Response Policy, and a Human Rights Policy modeled after suggestions from the United Nations. We train teammates at least annually on compliance and continue to provide clear messaging supporting the need for compliance and ethics in the executive and leadership levels. Our CEO has been recognized for his focus on ethical leadership and is frequently asked to speak on this topic at local business schools, including the Kellogg School of Management at Northwestern and Marquette University.
Additionally, the Company has established a “Compliance Committee,” which is comprised of members of Oil-Dri leadership as well as the personnel charged with the oversight of trade, regulatory, and anti-corruption matters. The Compliance Committee meets quarterly, shares risks and mitigation experience, and emphasizes the need for all leaders in attendance to carry the compliance message throughout their organizations.
As part of the Company’s corruption risk mitigation, we perform mandatory and thorough third-party due diligence processes on high risk third parties, including international distributors and agents. These third parties are also required to attest to the Company’s anti-corruption regulatory compliance contract language before business can commence. As part of the focus on addressing potential risks and ensuring a global understanding of the various applicable policies and requirements, we have also translated our Code of Ethics and Business Conduct into Mandarin and Spanish.
The Company works with a third-party anonymous hotline provider where teammates across the globe can reach out via phone or internet with any concerns they may have and be ensured of anonymity in reporting if they so desire. The Company, including through training, emphasizes the necessity of whistleblower protection and zero tolerance for retaliation.
Additionally, as part of the Company’s commitment to operating under sound corporate governance practices, the Board of Directors of the Company has a Nominating Committee, which is chaired by independent director, Ellen-Blair Chube, and which is responsible for assisting in and overseeing the process of recruiting and identifying candidates for nomination as directors. See also “Corporate Governance Matters—Corporate Governance Guidelines and Code of Ethics” for a further discussion of the Company’s corporate governance practices.
The Board has also been focused on maintaining a refreshed Board and regularly bringing in new viewpoints. As a result of such ongoing Board refreshment, the Company has added three new directors to the Board since 2018, providing for fresh perspectives along with continuity in the Board’s composition.
As described further in this Proxy Statement, we take pride in being a company that emphasizes high moral and ethical values and conducts business with honesty, integrity and a passion for excellence and we have a long history of operating under sound corporate governance practices. Please see the discussion of those practices under “CORPORATE GOVERNANCE MATTERS—Corporate Governance Guidelines and Code of Ethics.”

PROPOSALS

Proposal 1 - Election of Directors
The Company proposes that the following nine individuals be elected to our Board of Directors. Each nominee currently serves as a director. If any nominee should be unable or unwilling to serve, which is not now contemplated, the proxy holders may, but will not be bound to, vote for a substitute nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS.

Daniel S. Jaffee	Age 58	Director since 1992
Chairman of the Board of Directors and President and Chief Executive Officer of the Company
Mr. Jaffee graduated from Georgetown University in 1986. Mr. Jaffee joined the Company in 1987 after a year with the accounting firm now known as PricewaterhouseCoopers LLP. He was a product manager in the Industrial and Agricultural divisions of the Company until 1989. In 1990, he became Chief Financial Officer of the Company, a position he held until 1995. From 1990 to 1995, he also held group vice presidential positions in the areas of Canadian and domestic operations, finance, management, information systems and consumer products. He was Chief Operating Officer from 1995 to 1997. Mr. Jaffee became President in 1995, Chief Executive Officer in 1997 and Chairman of the Board of Directors in 2018. Mr. Jaffee received an M.B.A. from the Kellogg Graduate School of Management of Northwestern University in 2004. Mr. Jaffee’s civic activities include serving as a member of the Board of Directors of the Anti-Cruelty Society of Chicago and as a Trustee of the Chicago History Museum.

Mr. Jaffee’s individual qualifications include extensive strategic Company and sorbent minerals industry experience gained through his long service to the Company in various operational, management and executive positions. His deep knowledge of the sorbent minerals industry is augmented by the special perspective he brings to the Board as a third-generation family stockholder. In addition, his previous experience on the Board of Directors of Elkay Manufacturing Company and his active involvement in the local community in advisory roles for several not-for-profit organizations add to his perspective on effective management and strategy for the long-term success of the Company.

Lawrence E. Washow	Age 69	Director since 2013
Vice Chairman of the Board of the Company Board Member and Partner, Eudora Global, LLC Chairman, Aspire Brands, Inc. Board Member, Turn Technologies, Inc.
Mr. Washow received a bachelor’s degree from Miami University in Oxford, Ohio and earned a Master of Business Administration from the Kellogg Graduate School of Management of Northwestern University. Mr. Washow began his career at American Colloid Company (which subsequently became a subsidiary of AMCOL International

Corporation (“AMCOL”), now Mineral Technologies Inc.) Mr. Washow became President and Chief Executive Officer of AMCOL in 2000 and served in these positions and as a director of AMCOL until 2010. He became Vice Chairman of the Oil-Dri Board of Directors in October 2020. He serves as a board member and partner of Eudora Global, LLC, chairman of the board of Aspire Brands, Inc., and a board member of Turn Technologies, Inc. In addition, he is a private investor and advisor for a number of early-stage companies.

Mr. Washow’s individual qualifications include his extensive global experience in minerals, mining, manufacturing and distribution. Mr. Washow is an “audit committee financial expert” within the meaning of SEC rules and brings to the Board his strong business acumen and broad experience in management, operations, public company governance and compliance obtained through the leadership positions that he has held with public corporations, including president, chief executive officer and board member.

George C. Roeth	Age 61	Director since 2016
Lead Director of the Board of the Company
Mr. Roeth received a Bachelor of Science in Business Administration from the University of California at Berkeley in 1983 and earned a Master of Business Administration from the Kellogg Graduate School of Management of Northwestern University in 1987. From 1987 to 2014, Mr. Roeth held various positions at The Clorox Company (“Clorox”). Most recently, from 2013 to 2014, he served as Chief Operating Officer of Lifestyle, Household and Global Operating Functions of Clorox. Previously, he served as Senior Vice President and General Manager, during which time he was also Chairman of the Board for the Clorox and Procter & Gamble Glad Products Joint Venture. Prior to that, Mr. Roeth served in several senior-level marketing and operations roles at Clorox, including Senior Vice President and General Manager, Vice President of Growth and Marketing, and Vice President of Brand Development, among others. In 2015, Mr. Roeth joined the Board of Directors of Central Garden & Pet Company (“Central Garden & Pet”) and served as President and Chief Executive Officer of Central Garden & Pet from June 2016 until his retirement on September 28, 2019. Mr. Roeth was appointed as Lead Director of the Oil-Dri Board of Directors in April 2019. He currently serves as a Trustee of the Committee for Economic Development as part of The Conference Board and also serves on the Executive Advisory Board for Gryphon Investors.

Mr. Roeth’s individual qualifications include his proven track record of delivering profitable growth in challenging and highly competitive business environments and his success in simultaneously driving global sales, lowering costs and improving customer satisfaction during his tenure at Clorox and Central Garden & Pet. He also brings to the Board his extensive experience in, and his comprehensive understanding of, the consumer products industry.

Ellen-Blair Chube	Age 41	Director since 2018
Managing Director & Client Service Officer, William Blair & Company
Ms. Chube graduated from Northwestern University in 2002 with a Bachelor of Arts in political science and earned a Juris Doctorate degree from Georgetown University in 2005. Ms. Chube began her career in public service working for Congressman Harold Ford Jr. as a senior advisor in the House of Representatives, as well as on the 2006 Senate campaign. Following her time with Congressman Ford, Ms. Chube became an associate in the government affairs practice of Brownstein Hyatt Farber Schreck, LLP. In 2009, Ms. Chube
became the Staff Director for the Senate Banking Subcommittee on Security, International Trade and Finance. In this role, she was responsible for financial services and economic policy for former Senator Evan Bayh, including his legislative priorities in the Dodd-Frank financial regulatory reform bill enacted in July 2010. In 2011, Ms. Chube became the Vice President and Chief of Staff to John W. Rogers Jr., Chairman and CEO of Ariel Investments. After four years at Ariel Investments, Ms. Chube became the Managing Director and Client Service Officer at William Blair & Company. She also serves as a member of the Board of Trustees and the Nominating and Corporate Governance Committee and Audit Committee of Equity Commonwealth (NYSE: EQC). In addition, Ms. Chube is a member of the Board of Directors of BlockFi, a privately held company. Ms. Chube’s civic activities include serving as a member of the Board of Directors of the Chicago Children’s Choir and as a Trustee of the Museum of Contemporary Art in Chicago.

Ms. Chube’s individual qualifications include her expertise and commitment to delivering exceptional client service worldwide as well as her wealth of business and financial services knowledge she has acquired throughout her time at William Blair, Ariel Investments and her notable public service career. In addition, Ms. Chube brings to the Board finance, regulatory, audit committee and human resources committee experience.

Paul M. Hindsley	Age 63	Director since 2019
Managing Director & Partner, William Blair & Company
Mr. Hindsley received a bachelor’s degree in Management Science from Duke University in 1981 and earned a Master of Management from the Kellogg Graduate School of Management of Northwestern University in 1986. He began his career at Harris Trust and Savings Bank and served as Vice President, Commercial Banking from 1981 to 1989. From 1989 to 1997, Mr. Hindsley was Director of Investment Banking at BMO Capital
Markets. He joined William Blair & Company in 1997 and is currently Managing Director and Partner, Investment Banking, specializing in mergers and acquisitions and equity and debt financing transactions.

Mr. Hindsley’s individual qualifications include his financial expertise and extensive experience in public and private mergers and acquisitions and equity and debt financing transactions, having closed over 300 transactions for a wide range of consumer and industrial focused clients. From his experience, he brings to the Board a strong financial perspective on the consumer products and packaging industries. In addition, Mr. Hindsley is an “audit committee financial expert” within the meaning of SEC rules.

Michael A. Nemeroff	Age 59	Director since 2006
President and Chief Executive Officer, Vedder Price P.C.
Mr. Nemeroff received a bachelor’s degree from the State University of New York at Binghamton in 1985 and earned a J.D. from George Washington University in 1988. He joined the law firm of Vedder Price P.C. (“Vedder Price”) in 1988 and has been the Chairman of the firm’s Finance & Transaction Group and an equity shareholder since 1995. Since 1998, he has served on the firm’s Board of Directors. Since 2005, Mr. Nemeroff has served as President and CEO of Vedder Price and a member of the Executive Committee of the firm’s Board of Directors. Vedder Price regularly provides services to the Company.

Mr. Nemeroff serves on the Executive Advisory Board of The Edgewater Funds, a Chicago based private equity firm. He also serves as an Executive Committee and Board of Directors member of Chicago Children’s Choir, a not-for-profit organization making a difference in the lives of children through musical excellence, and Board Chair of The Wallis Annenberg Center for the Performing Arts in Beverly Hills, CA.

Mr. Nemeroff’s individual qualifications include his expertise as a corporate and transactional attorney advising clients on corporate governance, mergers and acquisitions and executive compensation as well as the financial underpinnings of these complex practice areas. In addition, Mr. Nemeroff brings to the Board risk management, finance and business operations experience gained in the various management positions he has held at Vedder Price, including the position of President and Chief Executive Officer of that international law firm.

Amy L. Ryan	Age 42	Director since 2021
Founder and Chief Circular Economist, ESG Strategies
Ms. Amy Ryan graduated from the University at Albany in 2003 with a Bachelor of Science in Earth and Atmospheric Science and earned a Master’s degree in Business Management from Harvard University in 2020. Ms. Ryan began her 20-year career in Environmental, Social, and Governance (“ESG”) through risk management and environmental, health and safety (“EHS”) compliance roles. From 2004-2018, Ms. Ryan held various environmental management positions within large consulting firms, such as ERM and WSP (formerly The Louis Berger Group), in addition to Corporate EHS and operational excellence roles at Aramark Corporation. For over a decade, Ms. Ryan led industry agnostic operational risk assessments and audits gaining valuable hands-on experience as well as operational insight within a diverse range of industries, including mining & extractives, industrial manufacturing, and government. She is a Certified Environmental Auditor and Registered Environmental Manager, and from 2018-2020, she supported facilities compliance roles within the pharmaceutical and research industries. Ms. Ryan currently is the Founder and Chief Circular Economist of ESG Strategies, a business consultancy dedicated to the creation of business growth strategies and development of operational frameworks to implementing ESG solutions from within. Ms. Ryan is also an adjunct professor at the University of Albany’s School of Business. Ms. Ryan serves as Vice-Chairwoman of the EU’s Circular Economy Alliance Strategic Foresight Board, and as a Director on several executive boards including Harvard Alumni Association Disaster and Preparedness Response Teams, LifeWorks Community Action of Saratoga County, and Capital District YMCA’s Camp Chingachgook in New York. She is also a guest lecturer at Harvard University, Hult International Business Schools, and the International Business School of Americas.

Ms. Ryan brings to the Board strong qualifications on circular economics and ESG principles. In addition, Ms. Ryan has significant experience in corporate risk management, compliance assessment, and strategic solution development for corporations, government, and academic institutions.

Allan H. Selig	Age 88	Director since 1969
Commissioner Emeritus of Major League Baseball President and Chairman of the Board, Selig Leasing Company Inc. President, AHS Investments, LLC
Commissioner Emeritus Selig received a bachelor’s degree from the University of Wisconsin in 1956. After two years in the United States Army, he joined Selig Ford, Inc. He served as President of Selig Ford (which became Selig Chevrolet in 1982) from 1959 until 1990. Since 1970, he has served as Chairman of the Board and President of Selig

Leasing Company Inc. He became President and Chief Executive Officer of the Milwaukee Brewers Baseball Club, Inc. in 1970 and served in that capacity until 1998, when he was elected to the position of Commissioner of Major League Baseball (“MLB”). He also served as Chairman of the Executive Council of MLB from 1992 to 1998. He now holds the position of Commissioner Emeritus of MLB following his retirement as Commissioner in January of 2015. He is a director of Marcus Corporation and a director emeritus of the Green Bay Packers, Inc. In addition, he is a director of the Greater Milwaukee Committee, the Milwaukee Club, the University of Wisconsin Foundation and Ixonia Bancshares, Inc. and a trustee of the Boys and Girls Clubs of Greater Milwaukee. He is a founder and vice chairman of Athletes for Youth and co-founder of the Child Abuse Prevention Fund. Mr. Selig was inducted into the Baseball Hall of Fame on July 30, 2017 in Cooperstown, NY.

Commissioner Emeritus Selig’s individual qualifications include sound judgment, integrity and business management skills gained through his management of several businesses, including his long tenure in his positions as MLB Commissioner, as Chief Executive Officer of the Milwaukee Brewers Baseball Club and as President and Chairman of his family’s automobile businesses. His unique ability to manage by consensus brought change and growth in baseball despite economic and political challenges both inside and outside of baseball. In addition, he is a community leader and an active advisor to several philanthropic organizations.

Paul E. Suckow	Age 75	Director since 2005
Business Fellow and Adjunct Professor, Finance and Economics, Villanova University
Mr. Suckow received a B.S. degree in economics from Bradley University in 1969 and earned a Master of Business Administration with a concentration in finance from Western Illinois University in 1973. He began his career in finance in 1973 with American National Insurance Company as a securities analyst. In 1975, he became a trust investment officer with First Hutchings-Sealy National Bank. From 1978 to 1981, he was Vice President,

Investments, for Sun Insurance Services and from 1981 to 1985, Vice President and Portfolio Manager for Delaware Investment Advisers, Inc. From 1985 to 1992, Mr. Suckow was Executive Vice President and Director of Fixed Income Securities for Oppenheimer Management Corporation, and from 1993 to 1999, he served as Executive Vice President and Chief Investment Officer-Fixed Income for Delaware Investment Advisers, Inc. In 1999, he retired from the investment management industry and began a teaching career as a business fellow and adjunct professor of finance and economics at Villanova University. Since 1978, he has been a Chartered Financial Analyst and is a member of the CFA Institute.

Mr. Suckow’s individual qualifications include his financial literacy evidenced by his position as an adjunct professor of finance and economics and his many years of service in the financial and insurance services industries. In addition, Mr. Suckow has served on the advisory boards of many corporations and is an “audit committee financial expert” within the meaning of SEC rules.

Proposal 2 - Ratification of Appointment of Independent Auditor
The Audit Committee is directly responsible for the selection, appointment, evaluation and oversight of the independent auditor retained to audit the Company’s financial statements. The Audit Committee annually reviews its independent registered public accounting firm's performance and independence from management.
The Audit Committee of the Board of Directors appointed Grant Thornton as the Company’s independent auditor for fiscal 2023 at its meeting on October 6, 2022 and has further directed that we submit the appointment of the independent auditor for ratification by the stockholders at the 2022 Annual Meeting. Grant Thornton audited the Company’s consolidated financial statements for the fiscal year ended July 31, 2022. A representative of Grant Thornton is expected to be present at the 2022 Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
Stockholder ratification of the appointment of Grant Thornton as the Company’s independent auditor is not required by the Company’s By-Laws or otherwise; however, our Board of Directors is submitting the appointment of Grant Thornton to stockholders for ratification as a matter of responsible corporate practice. If the stockholders fail to ratify the appointment, our Audit Committee will reconsider whether to retain that firm. Even if the appointment is ratified, our Audit Committee in its discretion may direct the appointment of a different independent auditor at any time during the year if our Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE
APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITOR.
Other Matters Relating to the Independent Auditor
Auditor Fees
The following table shows the aggregate fees for professional services rendered by Grant Thornton for the audit of the Company’s annual financial statements for the years ended July 31, 2022 (“fiscal 2022”) and July 31, 2021 (“fiscal 2021”), and fees billed during those periods for other services rendered by Grant Thornton.

Type of Fees	2021	2022
Audit fees (1)	$647,727	$659,411
Audit-related fees (2)	$4,500	$0
Tax fees (3)	$283,159	$270,124
All other fees (4)	$8,422	$7,937
Total	$943,808	$937,472

(1)    Audit fees consist of fees for audit services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings. Audit fees for fiscal 2021 reflect fees invoiced by Grant Thornton, after the completion of fiscal 2021, for services related to such fiscal year.
(2)    Audit-related fees in fiscal 2021 related to pension settlement audit services.

(3)    Tax fees consist of fees for tax compliance and statutory filing preparation (“tax compliance”) and fees for tax planning and advice, both international and domestic (“tax planning”). The tax compliance services consisted primarily of the preparation of original and amended tax returns, claims for refunds and support during any income tax audit or inquiry. The tax planning services consisted of research and advice regarding the effect of tax laws and regulations and transfer pricing.
(4)    All other fees in fiscal 2021 and 2022 consist of fees for iXBRL tagging of statutory accounts.
Pre-Approval of Independent Auditor Services
No services specifically prohibited by the Sarbanes-Oxley Act of 2002 will be provided to the Company by the independent auditor. The Audit Committee has adopted a policy that requires the Audit Committee or a member of the Audit Committee to pre-approve all engagements with the Company’s independent auditor. These services include audit services, audit-related services and tax services. In addition, under the terms of its pre-approval policy, the Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters. In accordance with its pre-approval policy, the Audit Committee or its chair pre-approved the engagement of the independent auditor for fiscal 2022 and also pre-approved services to be performed by the independent auditor during fiscal 2022, with certain changes in fees subsequently approved by the Audit Committee.

Proposal 3 - Other Matters for the Annual Meeting
At this time, our Board of Directors is not aware of any matters not referred to herein that might be presented for action at the 2022 Annual Meeting; however, if any other business should properly come before the meeting, votes may be cast in respect to such matters in accordance with the best judgment of the person or persons acting under the proxies.

CORPORATE GOVERNANCE MATTERS

Controlled Company Status
Our Board of Directors has determined that the Company is a “controlled company” within the meaning of the NYSE Corporate Governance Standards. This determination is based on the fact that Class B Stock having more than 50% of the aggregate voting power of our Common Stock and Class B Stock is owned by Daniel S. Jaffee and the Jaffee Investment Partnership, L.P., a Delaware limited partnership of which Daniel S. Jaffee is a general partner. The remaining three general partners of the Jaffee Investment Partnership, L.P. are all siblings of Daniel S. Jaffee. Daniel S. Jaffee has 11 of the 20 total votes of the general partners.
As a “controlled company” we are entitled to rely on exemptions from the NYSE Corporate Governance Standards that would otherwise require the Company to: (a) have a board of directors the majority of which is comprised of independent directors; (b) have a nominating and governance committee comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and (c) have a compensation committee comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. From time to time in the past, we have elected to rely on all of these exemptions. Currently, a majority of our Board of Directors is comprised of independent directors, so we are only relying on exemptions (b) and (c) above.
Director Independence
Our Board of Directors has determined that the directors listed below are independent from our management within the meaning of the NYSE Corporate Governance Standards:

Ellen-Blair Chube	Allan H. Selig
Paul M. Hindsley	Paul E. Suckow
George C. Roeth	Lawrence E. Washow
Amy L. Ryan

While our Board of Directors has not adopted any categorical standards for independence, in making these determinations the Board of Directors noted that none of Ms. Chube, Ms. Ryan, and Messrs. Hindsley, Roeth, Selig, Suckow and Washow:
(a)receives direct compensation from the Company other than director annual retainers and meeting fees (and expense reimbursement), and from time to time equity awards;
(b)has any relationship with the Company or a third party that would preclude independence under the NYSE Corporate Governance Standards; or
(c)has any other material relationship with the Company and its management.
In the last three years, we have not made any contributions in excess of $1 million or 2% of our consolidated gross revenues to any tax-exempt organization in which an independent director serves as an executive officer.
Executive Sessions of Non-Management Directors
Non-management directors meet in executive sessions of our Board of Directors in which Mr. Daniel S. Jaffee, a management director, and other members of management do not participate. These sessions are scheduled for non-management directors at all regular meetings of our Board of Directors. Under our Corporate Governance Guidelines, an independent lead director (the “Lead Director”) (or in the event there is no Lead Director, the director serving as Chairman of our Audit Committee) presides at all executive sessions of non-management and independent directors unless otherwise determined by the directors attending any given executive session.

Board of Directors Committee Membership and Meetings
The following table sets forth the current membership of the committees of our Board of Directors.

Name	Audit	Compensation	Nominating	Pension Plan	Retirement Plans	Executive
Ellen-Blair Chube		X	X*
Paul M. Hindsley	X		X
Daniel S. Jaffee				X*	X*	X*
Michael A. Nemeroff		X
George C. Roeth						X
Amy L. Ryan			X
Allan H. Selig		X*
Paul E. Suckow	X*			X
Lawrence E. Washow	X		X			X
Number of Meetings in Fiscal 2022	4	1	—	3	2	—
* Chairman
    During fiscal 2022, our Board of Directors held four meetings. All directors attended 100% of the aggregate total number of meetings of our Board and the committees on which he or she served.
    The Board of Directors may, from time to time, establish other committees on a temporary or standing basis to conduct varying duties and services on behalf of the Board of Directors.
Audit Committee
The Audit Committee Charter sets out the duties and responsibilities of our Audit Committee. Those duties include, without limitation:
•selection and appointment of the independent auditor, review of its independence and of other services provided by it, and of the fees and other arrangements regarding its services;
•review with the independent auditor and management of the scope of the audit, and of significant financial reporting issues and judgments;
•review with the independent auditor and management of the annual audited financial statements and of the quarterly financial statements and press releases;
•review with the independent auditor and management of the quality and adequacy of internal controls; and
•preparation of the report required by SEC rules to be included in this Proxy Statement.
    A copy of our Audit Committee Charter is available on our website at www.oildri.com and will be provided without charge to any person upon request submitted to Investor Relations, Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213.
Our Board of Directors has determined that each member of our Audit Committee meets the independence and experience requirements of the NYSE. Our Board of Directors also has determined that each member of our Audit Committee is an “audit committee financial expert” within the meaning of SEC rules and that each member meets the accounting or related financial management expertise standard required by NYSE rules.

Compensation Committee
Our Compensation Committee is responsible for review and general oversight of our compensation programs, including all programs in which our executive officers participate. Specifically, our Compensation Committee is responsible for, without limitation:
•determining the compensation, including benefits, of our Chief Executive Officer (“CEO”);
•determining the reasonableness of and approving the compensation of our other executive officers as recommended by our CEO (subject to our CEO’s authority to make changes in compensation under certain circumstances during the course of a fiscal year);
•reviewing and approving the reasonableness of performance measures and payout ranges under our annual incentive plan as these relate to our executive officers (subject to our CEO’s authority to make changes to such performance measures and payout ranges under certain circumstances during the course of a fiscal year except as such apply to the CEO) and setting payout ranges for our CEO;
•administration of our equity incentive plans with assistance from our human resources staff, granting awards under those plans to employees, including our executive officers, and to non-employee directors, and determining whether performance goals for performance awards have been achieved; and
•making recommendations to our Board of Directors or, as needed, to stockholders on compensation-related matters.
In carrying out these responsibilities, our Compensation Committee acts on recommendations from and consults with our CEO. During fiscal 2022, our Compensation Committee did not retain an executive compensation consultant.
In conjunction with the Company’s management, our Compensation Committee has also assessed the Company’s compensation policies and practices for its employees as they relate to the Company’s risk management and risk-taking incentives. Our Compensation Committee has concluded that the Company’s compensation policies and practices for its employees do not create risks or risk-taking incentives that are reasonably likely to have a material adverse effect on the Company.
As allowed by the “controlled company” exemption from the NYSE Corporate Governance Standards, our Compensation Committee is not comprised entirely of independent directors; one member, Mr. Nemeroff, was not determined by our Board of Directors to be an independent director. As also allowed by this “controlled company” exemption, our Compensation Committee does not have a written charter.
Two members of our Compensation Committee, Ms. Chube and Mr. Selig, are non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are authorized to act collectively with respect to awards made under our equity incentive plans to individuals subject to Section 16 of that Act, including our executive officers and directors.

Nominating Committee
In 2021, the Board of Directors established a Nominating Committee, which continues to hold responsibility for assisting in and overseeing the process of recruiting and identifying candidates for nomination as directors. As part of these responsibilities, the Nominating Committee identifies individuals qualified to become board members, consistent with criteria approved by the Board of Directors, and to select, or to recommend that the board select, the director nominees for the next annual meeting of stockholders.
Our Board of Directors has determined that each of the members (including the chair) of the Nominating Committee meets the independence requirements of the NYSE. The Nominating Committee does not have a written charter.
Pension Plan Committee
Our Pension Plan Committee acts as an administrator and named fiduciary of the Oil-Dri Corporation of America Pension Plan and is responsible for the management of the plan portfolio. The committee meets semi-annually or as often as necessary to conduct a review of the performance of the portfolio and the individual portfolio managers. Two directors are currently on the committee. The committee also includes certain employees of the Company who do not receive additional compensation in connection with their service on the committee.
Retirement Plans Committee
    Our Retirement Plans Committee acts as administrator and named fiduciary of the Company’s defined contribution retirement plan. One director is currently on the committee. The committee also includes certain employees of the Company who do not receive additional compensation in connection with their service on the committee.
Executive Committee
Our Executive Committee has all of the powers and authority of our Board of Directors in the management of our business and other affairs, subject only to any limitations provided for in our Certificate of Incorporation and our By-Laws (each as amended from time to time) or imposed by applicable law or the NYSE Corporate Governance Standards.

Our Executive Committee does not have a written charter. Our Executive Committee did not hold any meetings during fiscal 2022 and historically has only exercised its authority to act on behalf of the Board of Directors in limited circumstances.

Director Nominations
It had historically been our practice that our Chairman recommends to the entire Board of Directors candidates for nomination to the Board of Directors. In 2021, the Board of Directors established a Nominating Committee, which continued in 2022 to take responsibility for assisting in and overseeing the process of recruiting and identifying candidates for nomination as directors. See “—Board of Directors Committee Membership and Meetings – Nominating Committee,” above, for more information regarding the Nominating Committee. Our Nominating Committee, and/or the Board of Directors as a whole, may solicit ideas for possible candidates for formal recommendation by the Chairman from a number of sources, including our executives, individuals personally known to members of the Board of Directors and executive search firms.

We also will consider recommendations from stockholders of potential candidates for service on our Board of Directors. Stockholder recommendations of candidates for possible nomination to our Board of Directors must be in writing and must be given either by personal delivery or by United States mail, postage prepaid, to our Corporate Secretary no later than 90 days prior to the anniversary of the filing date of our proxy statement for the preceding year’s annual meeting. The recommendation must set forth the candidate’s name, age, business address and residence address; the candidate’s principal occupation or employment; the number of shares of our Common Stock that are beneficially owned by the candidate; a description of all arrangements or understandings between the stockholder making such recommendation and the candidate and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made by the stockholder; detailed biographical data and qualifications and information regarding any potential conflicts of interest that might prevent or otherwise limit the candidate from serving as an effective member of our Board of Directors; and any other information relating to such candidate that would be required to be disclosed in solicitations of proxies for elections of directors, or would otherwise be required, pursuant to SEC rules.
The recommendation must also include the name and address, as they appear in our stock records, of the stockholder making the recommendation; the class and number of shares of our stock beneficially owned by the stockholder and the date such shares were acquired by the stockholder; any material interest of the stockholder in such nomination; any other information that would be required to be provided by a proponent of a stockholder proposal pursuant to SEC rules; and a statement from the recommending stockholder in support of the candidate, references for the candidate and an indication of the candidate’s willingness to serve, if elected. These director candidate recommendation materials must be sent to the Corporate Secretary at Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213. Properly submitted stockholder recommendations will be given the same consideration and evaluated with the same criteria as internal recommendations.
In evaluating candidates for director, our Board of Directors seeks directors who will best represent the long-term interests of our stockholders. The view of our Board of Directors is that all directors should possess the highest personal and professional ethics, integrity and values. In evaluating the suitability of the candidates, the Board of Directors takes into consideration such factors as it deems appropriate. These factors may include, among other things, issues of character, judgment, independence, age, expertise, diversity of experience, absence of conflicts of interest, length of service and other commitments. Our Board of Directors evaluates these factors, among others, and considers each individual candidate in the context of the current perceived needs of our Board of Directors as a whole and of committees of the Board of Directors.

Although we do not have a formal diversity policy, our Board of Directors considers diversity in evaluating candidates for membership to the Board of Directors. As outlined in our Corporate Governance

Guidelines, the Board’s objective in choosing candidates is to assemble membership for each committee of the Board of Directors and our Board of Directors as a whole that represents diverse viewpoints that will guide the Company effectively in pursuit of its strategic goals.

Our Corporate Governance Guidelines fix the director retirement age at 72 at the date of election, absent a waiver by the Board of Directors. In connection with a director reaching such retirement age, the Board of Directors may, from time to time in its discretion, by majority vote, designate such director as a Director Emeritus or, in the case of a former Chairman of the Board, a Chairman Emeritus, in accordance with the terms of the Company’s By-Laws. The Board may make an exception to this requirement if it affirmatively determines that a director’s skills, experience or other relevant factors merit extended service as a director. At its meeting on October 12, 2022, the Board granted a waiver from the fixed retirement age to Mr. Selig and Mr. Suckow due to their skills and experience, which the Board determined merited extended service as directors.
Board Leadership Structure and Role in Risk Oversight
Independent Lead Director

Our Board of Directors does not have a policy regarding the separation of the roles of Chairman of the Board and Chief Executive Officer. Currently the roles are combined, but they have been separate in the past. Under our Corporate Governance Guidelines, we believe that the determination of the separation or combination of the role of Chairman and Chief Executive Officer is primarily a part of the larger succession planning process and that it is in the best interests of the Company for the Board of Directors to make a specific determination in light of an impending vacancy or in the event either office becomes vacant or the needs of the Company change.

    The Board of Directors has determined that it is in the best interests of the Company and its stockholders to designate an independent Lead Director at this time. In 2019, the Board of Directors appointed George Roeth, an independent director, as Lead Director. The Board of Directors believes that having a Lead Director allows Mr. Jaffee to focus on the Company’s strategy, business and operations, while retaining the benefits of having a single focal point for Company leadership in the combined Chairman of the Board and Chief Executive Officer. The Lead Director, who must be independent, is elected by the independent directors.

    As noted above under “Executive Sessions of Non-Management Directors,” non-management directors meet in executive sessions of our Board of Directors in which Mr. Jaffee, a management director, and other members of management do not participate and which are led by the Lead Director. Additionally, the Lead Director consults with the Chairman of the Board, oversees the flow of information to the Board and acts as a liaison between the non-management directors and management. These sessions are scheduled for non-management directors at all regular meetings of our Board of Directors. Under our Corporate Governance Guidelines, the Lead Director (or in the event there is no Lead Director, the director serving as Chairman of our Audit Committee) presides at all executive sessions of non-management and independent directors unless otherwise determined by the directors attending any given executive session.

Risk Oversight

The entire Board oversees the Company’s risk management process. The Company relies on a comprehensive enterprise risk management (“ERM”) program to aggregate, monitor, measure and manage risks. Our Board of Directors provides input to the process through annual collection of their perceived organizational risks, and receives regular reports from our CEO, executive officers and other members of senior management regarding areas of significant risk to the Company identified not only by the Board of Directors, but by organizational leadership as well. Risk areas include operational, strategic, legal, regulatory, financial and other categories of risks. This approach to ERM is designed with the intent to enable the Board to establish a mutual understanding with management of the effectiveness of the Company’s risk management practices and capabilities, to review the Company’s risk exposure and to elevate certain key risks for discussion at the Board level as appropriate. As part of this process, progress on individual risk mitigation is reported out to both the Board of Directors and to organizational leadership through the Management Business Review.

Our internal audit function helps identify risk and reports to both the Audit Committee and senior management, who in turn report significant developments to the full Board of Directors. In addition, under its charter, the Audit Committee discusses with management and our independent auditor our risk assessment and risk management policies, as well as our major financial risk exposures and the steps taken to monitor and control such exposures. Similarly, our human resources staff, which identifies and manages compensation risk company-wide, reports out to both the Compensation Committee and senior management, who in turn report significant developments to the full Board of Directors.
In furtherance of its the efforts to identify and manage risks, the Company has established a risk committee, which is responsible for overseeing and monitoring our risk strategy and implementing risk management-related actions. This risk committee, which is comprised of members of senior leadership, reports on its progress to our Audit Committee, which assists the Board of Directors in the oversight of the Company’s risks. The Company undertakes a risk assessment process that solicits input from each functional area leader and all commercial leaders. Risks are then evaluated for severity and likelihood and are assigned resources and leadership review of mitigation efforts based on the risk score that results.
In connection with the Company’s ongoing focus on cybersecurity risks, the Company undertakes risk mitigation efforts and seeks to use and to maintain robust practices regarding information security. For example, our procedures are modeled on the National Institute of Standards and Technology (NIST) 800-53 policy framework. Some key safeguards taken by the Company include, but are not limited to: mandatory annual enhanced security awareness training and quarterly phishing exercises for all employees, staff and contractors who are users of the Company’s information systems and periodic testing and enhancement of organizational information systems.
Management briefs the Audit Committee (which has been charged with supporting the Board’s oversight of the Company’s cybersecurity risks) quarterly on cybersecurity matters and periodically reports directly to the Board as part of the Board’s oversight of the Company’s risks. Annually a third-party contractor performs a cybersecurity gap analysis to assist Oil-Dri in determining the difference in our current state of information security to an industry standard and provide recommendations based on their findings. In addition to the Company’s cybersecurity risk mitigation efforts, the Company maintains a cybersecurity risk insurance policy, which would potentially defray certain costs associated with a breach.

Communication with the Board of Directors
Our annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of, or otherwise communicate directly with, members of our Board of Directors. It has been our practice, as reflected in our Corporate Governance Guidelines, that all directors attend in person each annual meeting of stockholders (and virtually at the 2022 Annual Meeting). All members of the then Board of Directors attended the 2021 annual meeting virtually.
In addition, any stockholder or other interested party may communicate in writing with our Board of Directors, our Audit Committee, our non-management directors, or a particular director by sending a letter addressed to: Board of Directors, Audit Committee, Non-Management Directors or a particular director (as applicable) at Oil-Dri Corporation of America, c/o Corporate Secretary, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213. Stockholders may also report concerns anonymously in this manner.
    All communications directed to the “Board of Directors” are provided to the Chairman of the Board or Secretary. The Chairman and/or the Secretary, in turn, determines whether the communications should be forwarded to the appropriate members of the Board and, if so, forwards them accordingly. For communications addressed to a particular director, however, the Chairman or Secretary forwards those communications directly to the person in question.
Director Compensation
We seek to provide a competitive compensation program to attract and retain quality non-management directors. The compensation received by our non-management directors consists of an annual cash retainer of $25,000 and a $3,000 fee for each Board or committee meeting attended in person or virtually when virtual attendance is the only option ($1,500 for attendance by phone). In addition, Mr. Suckow received an annual cash retainer of $15,000 as Chairman of our Audit Committee, Mr. Selig received an annual cash retainer of $7,500 as Chairman of our Compensation Committee, and Ms. Chube received an annual cash retainer of $7,500 as Chair of our Nominating Committee. Mr. Roeth received an annual retainer of $25,000 as Lead Director. Non-management directors may also from time to time receive additional fees for the provision of services on additional committees or Board initiatives. Management directors do not receive additional compensation for their service on our Board of Directors. Directors are also reimbursed for expenses incurred in connection with their services to the Company and their attendance at meetings.

The following table sets forth information about compensation paid to our directors for their service in fiscal 2022.
Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($)	Total ($)
Daniel S. Jaffee (5)	$—		$—	$—	$—	$—	$—	$—
Ellen-Blair Chube	$50,500	(6)	$68,960	$—	$—	$—	$—	$119,460
Paul M Hindsley	$54,000	(10)	$68,960	$—	$—	$—	$—	$122,960
Michael A. Nemeroff	$43,000		$68,960	$—	$—	$—	$—	$111,960
George C. Roeth	$62,000	(7)	$68,960	$—	$—	$6,179	$—	$137,139
Amy L. Ryan	$42,000	(10)	$68,960	$—	$—	$—	$—	$110,960
Allan H. Selig	$50,500	(8)	$68,960	$—	$—	$—	$—	$119,460
Paul E. Suckow	$68,500	(9)	$68,960	$—	$—	$—	$—	$137,460
Lawrence E. Washow	$54,000	(10)	$68,960	$—	$—	$—	$—	$122,960
(1)    The Company has historically paid non-management directors meeting fees, which varied depending on whether such directors attended a Board of Directors meeting in-person or electronically. In 2021 and 2022, as a result of the COVID-19 pandemic, directors were paid meeting fees at the in-person meeting rate for meetings that were held virtually.
(2)    The amounts reported reflect the grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). For stock awards, the grant date fair value is the number of shares granted multiplied by the closing price of our Common Stock on the award date.
(3)    There were no option awards to directors in fiscal 2022, and our directors did not hold any options to purchase shares of our Common Stock as of July 31, 2022.
(4)    The amounts shown consists of interest earned in excess of 120% of the applicable federal rate on the aggregate balances in our executive deferred compensation plan. Deferrals under this plan earn a return equal to our long-term cost of borrowing plus 1%.
(5)    Directors who are also employees do not receive additional compensation for their service on our Board of Directors. See the Summary Compensation Table that is a part of the Executive Compensation section of this Proxy Statement for information regarding Mr. Jaffee’s compensation as our President and Chief Executive Officer.
(6)    Includes an annual retainer of $7,500 for role of Chairman of our Nominating Committee.
(7)    Includes an annual retainer of $25,000 for role of Lead Director.
(8)    Includes an annual retainer of $7,500 for role of Chairman of our Compensation Committee.
(9)    Includes an annual retainer of $15,000 for role of Chairman of our Audit Committee.

(10) Includes a $5,000 fee for service on the Nominating Committee.

Directors’ Option Awards Outstanding Table
As of July 31, 2022, our directors did not hold any options to purchase shares of our Common Stock.

Corporate Governance Guidelines and Code of Ethics
We have adopted Corporate Governance Guidelines and a Code of Ethics and Business Conduct. The Code of Ethics and Business Conduct applies to all of our employees, officers and directors. The Corporate Governance Guidelines and the Code of Ethics and Business Conduct are both available on our website at www.oildri.com. We will also provide without charge a copy of either or both documents to any person upon request submitted to Investor Relations, Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213, telephone (312) 321-1515. As allowed by the “controlled company” exemption from the NYSE Corporate Governance Standards, we do not have a corporate governance committee.
We take pride in being a company that emphasizes high moral and ethical values and conducts business with honesty, integrity and a passion for excellence. Our approach is centered on collaboration, communication, and transparency, and we believe in the value of an open and accessible corporate structure.  We have a long history of operating under sound corporate governance practices, including the following:

✓	Annual Election of All Directors.	✓	Confidential Voting.
✓	A Majority of Board is Independent.	✓	An Independent Lead Director.
✓	Non-Management Directors Meet Regularly in Executive Session Without Management.	✓	Board Meeting Agenda. All directors may contribute to the agenda for Board meetings.
✓	Board Meeting Attendance. All of our directors attended 100% of the meetings of the Board during the time such directors served in the fiscal year.	✓	Regular Board and Audit Committee Self-Evaluation Process. The Board and the Audit Committee evaluates their performance each year.
✓	Qualifications of Audit Committee. All of the Audit Committee members are “financial experts,” as SEC rules define that term.	✓
Strong Codes of Ethics and Commitment to Integrity. We are committed to operating our business with the highest level of integrity and have adopted a Code of Ethics and Business Conduct that applies to all of our employees, officers and directors.

✓	Stockholders May Take Action by Written Consent.
✓	Special Meetings. Stockholders have the right to call special meetings.

    The Company has a formal policy prohibiting our officers, directors and employees to engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. However, historically, our management and directors have not engaged in hedging transactions with respect to our equity securities.

Certain Relationships and Related Party Transactions
Our policy concerning related party transactions is included in our Code of Ethics and Business Conduct. It provides that every employee, officer and director has an obligation to conduct business in a manner that avoids actual or potential conflicts of interest with the Company. Our Code of Ethics and Business Conduct explains what may constitute a conflict of interest, including transactions in which an employee, officer, director or a member of his or her family receives personal benefits as a result of his or her position with the Company; transactions between the Company and an employee, officer, director or family member or a firm in which an employee, director or family member has a significant ownership interest; loans to, or guarantees of obligations of, employees, directors or family members; or the acceptance of gifts or special consideration related to our business. All employees or directors who have any influence on transactions involving purchases, sales, contracts or leases are required by our Code of Ethics and Business Conduct to disclose to a senior officer of the Company or to our general counsel the existence of any actual or potential conflict of interest. Each transaction is then evaluated at an appropriate management level to determine if it is in the best interest (or not contrary to the best interest) of the Company, taking into account factors such as whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, under our contract approval policy, all contracts obligating the Company to make an individual payment or aggregate payments greater than $100,000 must be reviewed and approved by our CEO.
As a company “controlled” by the family of its founder, from time to time we employ family members of current and former employees or directors, but only if they are at least as qualified as other applicants. All offers of employment made to family members of current employees must be approved by our CEO.
We employ Karen Jaffee Cofsky on a part-time basis as Vice President of Benefits. She is the daughter of Richard M. Jaffee, former chairman of our Board of Directors, and the sister of Daniel S. Jaffee, our current Chairman of our Board of Directors and President and CEO of the Company. Mrs. Cofsky’s compensation is based on her education, experience and the responsibilities of her position. For fiscal 2022, Mrs. Cofsky received a salary of $108,740 and an annual incentive bonus award of $27,185 under our annual incentive plan.
Michael A. Nemeroff, a member of our Board of Directors and of its Compensation Committee, is the President and Chief Executive Officer as well as a director and shareholder of Vedder Price P.C., a law firm that regularly provides services to the Company. During fiscal 2022, we paid Vedder Price P.C. $689,668 for fees and cost reimbursements in connection with services provided to the Company.
George C. Roeth, a member of our Board of Directors, retired from the role of President and Chief Executive Officer of Central Garden & Pet Company (“Central Garden”), which is a customer of the Company, on September 28, 2019. Mr. Roeth is currently party to a post-employment consulting agreement with Central Garden. Before Mr. Roeth joined Central Garden and before Mr. Roeth became a member of our Board of Directors, Central Garden was a customer of the Company. Total net sales to Central Garden and its subsidiaries were $348,828 in fiscal 2022.

Report of the Audit Committee of the Board of Directors
The Audit Committee is a standing committee of the Board of Directors comprised solely of independent directors in compliance with the NYSE Corporate Governance Standards. In accordance with its written charter (which is available on our website at www.oildri.com), the Audit Committee assists the Board of Directors in fulfilling its responsibility for monitoring the integrity of our accounting, auditing, financial reporting and internal control practices, and our compliance with legal and regulatory requirements.
Our management is primarily responsible for our financial statements and reporting process, including compliance with accounting and financial reporting principles, internal control over financial reporting and disclosure controls and procedures. Grant Thornton, our independent registered public accounting firm, is responsible for auditing our consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and for issuing a report on those statements. Grant Thornton is also responsible for expressing an opinion on the effectiveness of our internal control over financial reporting. The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. The Audit Committee relies on the expertise and knowledge of our management, internal auditors and independent auditor in carrying out its oversight responsibilities.
The Audit Committee reviewed and discussed our audited consolidated financial statements and related footnotes for fiscal 2022 and our independent auditor’s report on those financial statements with our management and internal audit manager.
Auditing Standard No. 16 adopted by the PCAOB regarding “Communications with Audit Committees” requires certain matters to be discussed between the Audit Committee and the Company’s independent registered public accounting firm. The Audit Committee and Grant Thornton have satisfied this requirement.
The Audit Committee has received the written disclosures and the letter from Grant Thornton required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with Grant Thornton its independence.
Based on the foregoing, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements for fiscal 2022 be included in our Annual Report on Form 10-K for fiscal 2022 filed with the SEC.

AUDIT COMMITTEE

Paul E. Suckow, Chairman
Paul M. Hindsley
Lawrence E. Washow

EXECUTIVE OFFICERS
    The following table gives certain information with respect to our current executive officers.

Name	Principal Occupation for Last Five Years	Age
Daniel S. Jaffee (1)	President & Chief Executive Officer of the Company since 1997.	58
Susan M. Kreh	Chief Financial Officer of the Company since December 2018; Chief Financial Officer and VP, Information Technology, of the Power Solutions business of Johnson Controls International plc from 2010 to 2017.	60
Christopher B. Lamson	Group Vice President, Retail & Wholesale of the Company since January 2022; Senior Vice President and General Manager, Pet Home Essentials, Central Garden and Pet from 2019-2021; Senior Vice President, Corporate Strategy and General Manager, Breeder’s Choice Pet Food, Central Garden and Pet from 2018-2019; Vice President and General Manager, Walmart Global Team, Kimberly-Clark from 2017-2018.	51
Aaron V. Christiansen	Vice President, Operations of the Company since May 2022; Vice President of Manufacturing of the Company from 2019 to May 2022; Vice President of Manufacturing - Consumer Packaged Goods of the Company from 2015 to 2019.	45
Laura G. Scheland	Vice President, Strategic Partnerships and General Counsel & Secretary of the Company since September 2022; Vice President, General Counsel & Secretary of the Company from December 2017 to September 2022; Assistant General Counsel and Assistant Secretary of the Company from April 2013 to November 2017.	43
Patrick J. Walsh	Vice President, Human Resources of the Company since March 2022; Senior Director of Human Resources, Talent Management, Culture, and Diversity - North America Beverages Division, PepsiCo from 2020 to March 2022; Senior Director of Human Resources - Midwest Region Sales and Operations, PepsiCo from 2016 to 2020.	40
All of our executive officers are appointed annually and serve at the pleasure of our Board of Directors.
(1)    Of the persons in this table, only Mr. Daniel Jaffee is also a director.

EXECUTIVE COMPENSATION
The Company is a “smaller reporting company” (or SRC) under the rules promulgated by the SEC and complies with the disclosure requirements specifically applicable to SRCs. This section and the tables contained herein reflect the scaled disclosure obligations available to SRCs.
In this Executive Compensation section, we discuss compensation of the Company’s named executive officers. The Company’s named executive officers (“NEOs”) and their titles as of the end of fiscal year 2022 are:

Name	Title
Daniel S. Jaffee	President and Chief Executive Officer (CEO)
Susan M. Kreh	Chief Financial Officer (CFO)
Christopher B. Lamson	Group Vice President of Retail and Wholesale

Summary Compensation Table
The following table summarizes the total compensation earned by the named executive officers for services provided to the Company during the years detailed below.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (5)	Total ($)
Daniel S. Jaffee	2022	$808,836	$—	$—	$676,996	$43,009	$294,778	$1,823,619
President and CEO	2021	$783,475	$—	$—	$389,387	$21,457	$1,675,613	$2,869,932

Susan M. Kreh	2022	$450,750	$—	$—	$315,525	$4,096	$88,015	$858,386
CFO	2021	$434,917	$—	$—	$154,395	$7,701	$93,208	$690,221

Christopher B. Lamson	2022	$181,364	$—	$1,020,600	$72,546	$—	$25,200	$1,299,710
Group Vice President of Retail and Wholesale (4)
(1)    The amounts reported reflect the grant date fair value of awards computed in accordance with ASC 718. The grant date fair value is the number of shares granted multiplied by the closing price of our Common Stock on the award date. The grant date fair value of an award reflects the accounting expense and may not represent the actual value that will be realized. There were no new stock awards granted to the named executive officers during fiscal 2022.
(2)    The 2022 amounts reflect; (i) annual incentive awards equal to 100% of target cash bonuses (other than our CEO, whose cash bonus was equal to 93% of the target cash bonus); (ii) executive deferred bonuses equal to 100% of target bonus to our named executive officers (other than our CEO); and (iii) a cash award equal to 93% of target bonus to our CEO intended by our Compensation Committee to be an award comparable to the executive bonus award our CEO would have received had he been a participant in the executive deferred bonus award portion of our annual incentive plan for fiscal 2022. Cash bonuses are paid following the completion of the specified fiscal year. Executive deferred bonuses are awarded during the specified fiscal year and generally vest (become payable) according to a vesting schedule established by our Compensation Committee. Executive deferred bonus awards awarded for fiscal year 2022 are deferred and will be paid in full at the end of three years (July 31, 2025), provided the named executive officer is still employed by the Company at that time. Mr. Lamson will be eligible for the executive deferred bonus award in fiscal 2023.

(3) The amounts shown represent earnings from our executive deferred compensation plan that exceed 120% of the applicable federal rate.
(4) Mr. Lamson was appointed Group Vice President of Retail and Wholesale on January 31, 2022.

(5)    The amounts shown in this column for fiscal 2022 are described in the following table:

All Other Compensation Table
Name	Perquisites ($) (A)	Dividends on Unvested Restricted Stock ($) (B)	Interest Earned on Executive Deferred Bonus ($) (C)(D)	401(k) Plan Company Matching Contributions ($)	Deferred Compensation Matching Contributions ($) (E)	Total ($)
Daniel S. Jaffee	$85,600	$84,375	$—	$16,250	$108,553	$294,778
Susan M. Kreh	$—	$41,850	$2,126	$19,465	$24,574	$88,015
Christopher B. Lamson	$—	$16,200	$—	$9,000	$—	$25,200
(A)    Perquisites for the named executive officers generally consist of auto allowances, paid parking, directed charitable donations, airline executive club memberships, remote Internet access costs and periodical subscriptions. The amounts shown reflect the actual cost to us for providing these perquisites. The perquisites received by Mr. Jaffee consisted of the following, which were paid by the Company: auto allowance ($6,142), parking ($1,475), directed charitable donations ($77,023), and the remainder constituting remote access and related fees, airline club membership and periodical subscriptions.
(B)    Amounts shown represent dividend payments on unvested shares of restricted stock held by the named executive officers that are reportable as either dividends or ordinary income.
(C)    Executive deferred bonuses awarded under our annual incentive plan earn interest at a rate equal to our long-term cost of borrowing plus 1%. Any amounts shown are the interest earned on all unvested executive deferred bonus awards that do not exceed 120% of the applicable federal rate, regardless of the fiscal year in which the awards were earned.
(D) The amount shown for Mr. Jaffee was zero because he requested to not be eligible for executive deferred bonus awards.
(E) The amounts represent discretionary Company contributions provided to eligible participants of the deferred compensation plan to help maximize their retirement savings. See "Nonqualified Deferred Compensation for Fiscal 2022" below.

Narrative Disclosure to Summary Compensation Table

    The Company’s NEOs’ compensation in fiscal year 2022 was comprised of base salary, an annual performance-based cash incentive award, retirement benefits, health and welfare benefits and perquisites. Additionally, the Company maintains a long-term equity incentive plan. The Company’s executive compensation structure is intended to attract, retain and reward key leaders who drive both near-term and long-term value for our stockholders. The Company also aims to, among other things, provide compensation programs for executive officers and other key employees, including NEOs, to reward both Company and individual performance and align employee interests with stockholders’ interests.

Employment Agreements and Base Salary.

    We employ all executives at-will, without written employment agreements or a prospective severance plan. The base salaries of our NEOs are reviewed annually.

Annual Incentive Plan.

    The Company’s annual incentive plan is comprised of opportunities for performance-based cash incentive awards and executive deferred bonus awards (with the latter available for senior managers, including the Company’s executive officers).

    At the beginning of each fiscal year, our CEO presents to our Compensation Committee his proposal for the annual company-wide performance measures, targets and payout ranges that will determine the calculation of the performance-based cash incentive awards for that year. Our Compensation Committee has the general authority to review and determine the reasonableness of the performance measures, targets and payout ranges (and any changes thereto) as they relate to the total compensation of our executive officers. If we do not fully achieve our corporate financial performance target but meet certain financial performance thresholds, generally, a bonus of less than 100% of target bonus may be paid. If we exceed our corporate financial performance target, generally bonuses above 100% of target may be paid; however, no employee can receive a bonus greater than 200% of target under this plan. Non-exempt employees would earn 100% of target bonus at the threshold level and at the other applicable levels.

    The Company’s annual incentive plan also provides the Company’s CEO the discretion to adjust performance measures, targets and payout ranges used for incentive purposes for executives and employees other than the CEO if the CEO determined such change is desirable in the interest of equitable treatment of the Company’s employees and the Company as a result of, among other things, extraordinary or nonrecurring events, a corporate reorganization or any other change in circumstances or event, or, further, to address retention objectives and/or reward individual achievement.

The performance measure under the annual incentive plan for fiscal 2022 for the Company’s NEOs was our adjusted pre-tax, pre-bonus income as compared with our fiscal 2022 adjusted corporate budget set at the beginning of the 2022 fiscal year. Our fiscal 2022 corporate financial performance did not meet the threshold for payment of a performance-based cash incentive award or an executive deferred bonus award. This was based on a variety of factors, including a write off of a patent application and a goodwill impairment charge in the third quarter of fiscal 2022, which was driven by the continued adverse impacts of rising costs and additional expenses to prevent supply chain disruptions and fluctuating share prices.

    For fiscal 2022, our CEO exercised his discretion under the annual incentive plan to propose paying a performance-based cash incentive at 100% of target bonus to non-exempt and exempt employees (other than our CEO) who are employed on the bonus payment date and setting the percent of the executive deferred bonus earned at 100% of target bonus to eligible participants (other than our CEO) (in each case, subject to adjustments by our CEO for certain individuals’ performance per the discretionary provisions of such plans). Such proposal was intended to encourage retention of the NEOs and other team members, particularly in light of a constrained labor market, and provide equitable treatment of Company employees who made positive contributions during the fiscal year. The Company’s Compensation Committee determined the proposal to be in the best interest of the Company to promote retention and continuity of business and approved the proposal. The Compensation Committee also awarded our CEO a cash bonus equal to 93% of the target cash bonus.

Executive deferred bonus awards awarded for fiscal 2022 performance are deferred and will be paid in full at the end of three years (July 31, 2025), provided the named participant is still employed by the Company at that time.

As in the past, our CEO chose not to be a participant in the executive deferred bonus award portion of our annual incentive plan for 2022. However, in past years, our Compensation Committee has typically awarded him a cash award equal to the dollar value of an executive deferred bonus award that the CEO would have received had he been a participant in that portion of our annual incentive plan in order to provide him with a comparable award. For fiscal 2022, the Compensation Committee awarded our CEO with a cash award for fiscal 2022 equal to 93% of the target executive deferred bonus of 20% of his base salary that would have been applicable to our CEO if he were a participant in the “Executive Deferred Bonus” portion of the Company’s annual incentive plan in lieu of such deferred bonus.
Equity Incentive Awards.

During fiscal 2022, Ms. Kreh and Mr. Lamson received equity incentive awards under the terms of the Oil-Dri Corporation of America 2006 Long Term Incentive Plan (as amended, the “Long Term Incentive Plan”). Ms. Kreh received a grant of 5,000 restricted shares of Common Stock on September 10, 2021 under the terms of the Long Term Incentive Plan. The 5,000 restricted shares are scheduled to vest on October 19, 2025.

Mr. Lamson received a grant of 30,000 restricted shares of Common Stock on January 31, 2022 under the terms of the Long Term Incentive Plan. The 30,000 restricted shares shall vest as follows on the anniversaries of January 31, 2022: (i) 2,000 shares on the first anniversary; (ii) 4,000 shares on the second anniversary; (ii) 6,000 shares on each of the third and fourth anniversaries; and (iv) 12,000 shares on the fifth anniversary.

Retirement and Other Benefits.

We provide health and welfare benefits, including medical and dental coverage and life and long-term disability insurance, which are available to our executive officers on the same terms as they are available to other employees. We provide limited perquisites to the NEOs to assist them in carrying out their duties. As noted in the “All Other Compensation” column of the Summary Compensation Table, these perquisites may include a car allowance and paid parking.

The Company maintains a 401(k) retirement savings plan in which its executive officers are eligible to participate. Under the plan, employees may contribute from 2% to 50% of eligible compensation on a tax-deferred basis, subject to Code limits. We make a matching contribution of one hundred percent (100%) of the first six percent (6%) of compensation contributed by an employee that vests one hundred percent (100%) after two (2) years of service with the Company.

The Company also maintains a nonqualified deferred compensation plan that is offered to certain eligible employees, including our named executive officers. During the fiscal year, the Company matched contributions of 6% of eligible compensation above annual tax code limits. Such contributions are discretionary.

The matching terms of the 401(k) plan were enhanced in 2020 and the vesting terms of the 401(k) plan were enhanced in 2021 in connection with the Company’s freezing of its defined benefit pension plan and termination of the supplemental executive retirement plan, both of which were previously offered to our executives. Similarly, the Company instituted discretionary matching contributions to the nonqualfied deferred compensation plan for participants to benefit from tax advantages by deferring a greater percentage of their compensation (and current income taxes) than is allowed by the IRS in a qualified retirement plan, such as our 401(k) plan, following the freezing and termination of the Company’s pension and supplemental executive retirement plan, respectively.

Compensation Updates Following the 2022 Fiscal Year End - Fiscal Year 2023 Compensation Plan Changes

    At its September 7, 2022 meeting, our Compensation Committee conducted its annual review of our CEO’s performance. The review included a self-evaluation prepared by our CEO that was circulated to all of the members of our Board of Directors and confidential feedback to the Compensation Committee from the members of our Board regarding our CEO’s performance in fiscal 2022. The Compensation Committee’s annual review also included a review of the total direct compensation our CEO received in fiscal 2022 (base salary and cash incentive awards) and past stock incentive awards. Based on such review, our Compensation Committee approved an increase of our CEO’s base salary effective September 1, 2022 to $843,235, a 4% increase, in line with the company-wide merit increase average approved by the Compensation Committee on March 9, 2022.
Although as in past years, our CEO has chosen not to be a participant in the executive deferred bonus award portion of our annual incentive plan for fiscal 2023, our Compensation Committee intends to grant him, at a meeting following the end of the Company’s fiscal year 2023, an award of either cash or restricted shares of the Company’s Class B Stock under the terms of the Long Term Incentive Plan in lieu of any award that Mr. Jaffee could receive under the executive deferred bonus portion of our annual incentive plan.
Following the Company’s fiscal 2022 year end, in September 2022, the Board approved the termination of its defined benefit pension plan (which had been previously frozen in 2020), effective December 31, 2022. In connection with the termination, all participants’ accrued benefits will be fully vested (to the extent not already vested). Participants will receive a lump sum payment option to the extent permitted under applicable law.

Outstanding Equity Awards at Fiscal 2022 Year End
The following table provides information on the unvested restricted stock held by the named executive officers as of July 31, 2022. None of the named executive officers held any unexercised stock options as of July 31, 2022.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Daniel S. Jaffee	100,000	(2)	$3,946,000

Susan M. Kreh	40,000	(3)	$1,135,950

Christopher B. Lamson	30,000	(4)	$1,020,600
(1)    Market value of our Class B Stock and Common Stock has been calculated using the closing sale price of our Common Stock on July 29, 2022, the last trading day of fiscal 2022, which was $29.83.
(2)    Restricted shares of Class B Stock that vest in 25,000 share increments starting on October 19, 2022 and on each of the three subsequent anniversaries.
(3)    Restricted shares of Common Stock that are scheduled to vest in increments of 12,000 shares on December 15, 2022, 23,000 shares on December 15, 2023 and 5,000 shares on October 19, 2025.
(4) Restricted shares of Common Stock that are scheduled to vest as follows on the anniversaries of January 31, 2022: (i) 2,000 shares on the first anniversary; (ii) 4,000 shares on the second anniversary; (ii) 6,000 shares on each of the third and fourth anniversaries; and (iv) 12,000 shares on the fifth anniversary.
Pension Benefits for Fiscal 2022
Defined Benefit Pension Plan.
    The Company has provided a non-contributory, tax-qualified, defined benefit pension plan to all U.S.-based employees. On January 9, 2020, the Company amended the pension plan to freeze participation, all future benefit accruals and accrual of benefit service, including consideration of compensation increases, effective March 1, 2020. Consequently, the Pension Plan is closed to new participants and current participants no longer earn additional benefits as of March 1, 2020.
    Under this plan, employees were eligible to participate commencing on the first February 1st or August 1st that followed the date when an employee achieved one year of service and age 21. For salaried employees, including the named executive officers, the pension plan provides for pensions based on credited years of service (capped at 30 years) and Final Average Compensation.
The normal form of benefit is a life annuity with five years certain, payable at normal retirement age. The standard form of payment for a participant who is married is a 50% joint and survivor annuity. Other forms of benefit are available. Each form of benefit has approximately the same relative value. The formula for computation of the normal form of benefit is:

(0.55% of Final Average Compensation)	+	(0.55% of Final Average Compensation that exceeds Social Security Covered Compensation)	*	Years of Credited Service

Final Average Compensation is the monthly average of the participant’s compensation paid during the highest paid consecutive five years during the last 10 years of employment. Compensation for pension plan purposes consists of certain cash compensation, principally base salary and commissions. Social Security Covered Compensation is the average of the taxable wage bases in effect for each calendar year in the 35-year period ending with the year the participant attains Social Security retirement age.
A participant’s right to an accrued benefit becomes non-forfeitable after five years of vesting service. Normal retirement age under the plan is age 65, or the age of the participant when he or she completes five years of vesting service, if later. Salaried participants who have 10 years of service can receive actuarially reduced early retirement benefits as early as age 55. The present value of the accumulated benefit is the same regardless of whether a participant begins to receive benefits at age 65 or at an earlier age. We do not subsidize early retirement benefits.
If a married participant with a non-forfeitable benefit dies prior to commencement of benefit payments, the participant’s spouse will be entitled to a survivor annuity equal to the amount the spouse would have been entitled to receive under a 50% joint and survivor annuity.
Supplemental Executive Retirement Plan (“SERP”).
The Company also previously maintained a SERP, which provided benefits that would have been provided under our pension plan absent Code limitations on benefits and on compensation for purposes of calculating benefits, offset by the actual pension benefits. All employees whose pension plan benefits are limited by those Code limitations were eligible to participate in the SERP. On January 9, 2020, we amended the SERP to freeze participation and any excess benefit, supplemental benefit or additional benefit effective March 1, 2020. Further, on June 9, 2020, the Board of Directors approved the termination of the SERP effective as of June 30, 2020 (the “Termination Date”).
In connection with the termination of the SERP, benefits payable to participants or beneficiaries under the SERP were to distributed between 12 and 24 months following the Termination Date. Daniel S. Jaffee, our CEO, was the only NEO participant in the SERP and, on July 1, 2021, in accordance with the terms of the termination of the SERP, a payment of SERP benefits in the amount of $1,438,437 was made to Mr. Jaffee, which represented the full payment of SERP benefits paid to Mr. Jaffee (and which is reflected in the “All Other Compensation” column for Mr. Jaffee for 2021).
Nonqualified Deferred Compensation for Fiscal 2022
We provide an executive deferred compensation plan in which all executive officers and other senior managers are eligible to participate. Participating executives may defer up to 50% of base salary and 100% of annual cash incentive bonus into the plan. Executives’ deferrals earn interest at a rate equal to our long-term cost of borrowing plus 1%. Participants are entitled to receive a distribution from their account balances at the earlier of the end of their elected deferral period or upon death or termination of employment prior to age 55. Accounts are distributed in a single lump sum, or in certain circumstances, annual installments over a period of up to 15 years as elected by the participant.
In the event of an unforeseen emergency, a participant may apply to the administrative committee of the plan for payment of an amount from the participant’s account balance sufficient to satisfy the emergency need. Further, as described above, the Company may make voluntary matching contributions on behalf of the participants in this deferred compensation plan. The plan will terminate upon a change in control of the Company. Immediately prior to such a change in control, or as soon as possible following a change in control, each participant will be paid his account balance. Our executive deferred compensation plan is unfunded and subject to the claims of our creditors.
    In June 2020, the Board adopted an amendment to the Company’s deferred compensation plan, which provides for discretionary employer contributions to the accounts of eligible plan participants. The amount of the Company contribution under the deferred compensation plan is determined by the Company in its sole discretion and such Company contributions may vary from participant to participant. In fiscal 2022, the Company offered contributions of up to six percent (6%) of a participant’s total compensation in fiscal 2022 less the amount of matched dollars to the participant under the Company’s 401(k) plan in the year. In fiscal 2022, the Company contributed $108,553 to Mr. Jaffee and $24,574 to Ms. Kreh. Mr. Lamson did not participate in fiscal 2022.
Benefits upon Termination or Change in Control
The following summaries and table set forth potential payments to the named executive officers upon termination of their employment or a change in control of the Company. None of the named executive officers meet the qualifications for normal or early retirement benefits, so those termination scenarios are not shown.
We do not have a prospective severance plan that covers any of the named executive officers and generally have no employment or prospective severance agreements with the named executive officers.
The only other benefits upon termination of employment or change in control provided to our NEOs are set forth in existing compensation plans and apply to all participants in those plans.
•Our annual incentive plan provides for immediate vesting, as allowed by law, of a participant’s executive deferred bonus award account upon the participant’s death, disability, or change in control of the Company. Upon retirement, a participant’s executive deferred bonus award account shall become immediately vested if the following conditions are met: (i) the participant’s age plus years of service is equal to or greater than 80, (ii) the participant is eligible for an immediate benefit from the Company’s pension plan and (iii) there is reasonable anticipation of no further services or services of less than 20% of the participant’s pre-retirement level to the Company.
•Our Long Term Incentive Plan and the agreements issued under it provide for immediate vesting of restricted stock and immediate vesting and exercisability of stock options upon a participant’s death, disability or a change in control of the Company. Generally, upon retirement, all stock options or restricted stock, as applicable, become immediately vested and, in the case of stock options, exercisable if the following conditions are met: (i) the participant’s age plus years of service is equal to or greater than 80, (ii) the participant is eligible for an immediate benefit from the Company’s pension plan and (iii) there is reasonable anticipation of no further services or services of less than 20% of the participant’s pre-retirement level to the Company. With respect to stock options, upon any of these termination events, the participant, or his beneficiary in the case of the participant’s death, may exercise any outstanding stock options for a period of three years or until their expiration dates, whichever occurs first.

In 2018, the Company granted restricted stock to Mr. Jaffee that is subject to immediate vesting upon Mr. Jaffee’s death or disability. Such restricted stock shall also immediately vest upon the following: (i) Mr. Jaffee’s termination without cause or termination of his employment for good reason (in which case, the next tranche of unvested restricted shares scheduled to vest shall vest and the remaining shall be forfeited), (ii) Mr. Jaffee’s retirement after having reached age 65, or (iii) a change of control followed by Mr. Jaffee’s termination due to his death or disability, or his termination without cause or for good reason.
The table below does not include amounts payable to the named executive officers under plans that are generally available on the same basis to all of our salaried employees, such as payments under the pension plan, the 401(k) plan, the life insurance plan, the disability insurance plan and payment of prorated annual incentive compensation. For information regarding pension plan benefits see “Pension Benefits for Fiscal 2022” above.
The table also does not include balances under our executive deferred compensation plan. The circumstances under which the named executive officers may receive distributions from that plan are disclosed in the Nonqualified Deferred Compensation section above.
Unless otherwise noted, the amounts shown below assume that each named executive officer’s employment terminated on July 31, 2022, the last day of our most recently completed fiscal year, and when applicable, the closing sale price of our Common Stock on July 29, 2022, the last trading day of fiscal 2022, which was $29.83.

Name	Annual Incentive Plan Deferred Bonus Account ($) (1)	2006 Long Term Incentive Plan ($) (2)	Total ($)
Daniel S. Jaffee
Change in Control, Death, Disability	$—	$3,946,000	$3,946,000

Susan M. Kreh
Change in Control, Death, Disability	$271,278	$1,135,950	$1,407,228

Christopher B. Lamson
Change in Control, Death, Disability	$—	$1,020,600	$1,020,600
(1)    The amounts shown reflect each named executive officer’s balance in his or her executive deferred bonus account of our annual incentive plan. As explained above, our annual incentive plan provides for immediate vesting and payment, as allowed by law, of a participant’s executive deferred bonus award account upon the participant’s death, disability, retirement under certain circumstances, or change in control of the Company.
(2)    The amounts shown represent the market price of any unvested shares of restricted stock as of July 31, 2022. None of the named executive officers had any unvested stock options as of July 29, 2022, the last trading day of fiscal 2021. As explained above, previously unvested shares of restricted stock and stock options become immediately vested upon the events listed and subject to the conditions described above.

STOCK OWNERSHIP

Principal Stockholders
The following table sets forth information as of October 10, 2022, except as noted below, regarding beneficial ownership of our Common Stock and Class B Stock by each person or group known to us to hold more than five percent of either class. See “Security Ownership of Management” below for information on beneficial ownership of our Common Stock and Class B Stock by our directors and named executive officers.

		Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Owner	Title of Class	Number of Shares of Common Stock and Class B Stock		Percentage of Outstanding Stock of Class	Percentage of Aggregate Voting Power of Common Stock and Class B Stock
Daniel S. Jaffee	Common Stock	—		—	—
410 N. Michigan Avenue	Class B Stock	509,628	(2)(3)	24.92%	19.96%
Chicago, IL 60611

Jaffee Investment Partnership, L.P.	Common Stock	—		—	—
410 N. Michigan Avenue	Class B Stock	1,250,000	(4)	61.11%	48.96%
Chicago, IL 60611

Dimensional Fund Advisors LP	Common Stock	381,884	(5)	7.52%	1.50%
Building One	Class B Stock	—		—	—
6300 Bee Cave Road
Austin, TX 78746

GAMCO Asset Management Inc. et al.	Common Stock	613,006	(6)	12.08%	2.40%
One Corporate Center	Class B Stock	—		—	—
Rye, NY 10580

Renaissance Technologies LLC	Common Stock	340,854	(7)	6.72%	1.34%
800 Third Avenue	Class B Stock	—		—	—
New York, NY 10022

T. Rowe Price Associates, Inc.	Common Stock	298,500	(8)	5.88%	1.17%
100 East Pratt Street	Class B Stock	—		—	—
Baltimore, MD 21202

The Vanguard Group	Common Stock	352,214	(9)	6.94%	1.18%
100 Vanguard Blvd.	Class B Stock	—		—%	—%
Malvern, PA 19355

(1)    Beneficial ownership is determined according to SEC rules and generally includes any shares over which a person possesses sole or shared power to vote or to direct the disposition of a security as well as any shares that such person has the right to acquire within 60 days of October 10, 2022, including through the exercise of options or other rights or the conversion of another security. Unless otherwise indicated, all beneficial ownership in this table indicates sole voting and investment power. The applicable percentage ownership for each person listed below is based upon 5,075,302 shares of Common Stock and 2,045,415 shares of Class B Stock outstanding as of the close of business on October 10, 2022. Shares of Common Stock and Class B Stock subject to options, warrants or other rights that are exercisable or convertible within 60 days after October 10, 2022, are deemed outstanding for the purpose of calculating the percentage ownership of the person holding those options, warrants or other rights but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person.

(2)    Does not include shares beneficially owned by Jaffee Investment Partnership, L.P.
(3)    Consists of: (i) 447,484 shares of Class B Stock directly owned by Daniel S. Jaffee (100,000 of which are restricted shares); (ii) 5,625 shares of Class B Stock he owns as trustee for his children; (iii) 24,893 shares of Class B Stock he owns as trustee for the Daniel Jaffee Children's GST Exempt Trust u/a/d 07/12/1993; and (iv) 31,626 shares of Class B Stock he owns as trustee for Daniel Jaffee GST Non-Exempt Trust u/a/d 06/21/1974. 130,000 of the shares of Class B Stock held directly by Mr. Jaffee are pledged to a bank as collateral for a personal loan. Of the 100,000 restricted shares of Class B Stock: 25,000 shares became non-forfeitable on October 19th of each year during the years 2022-2025.
(4)    Jaffee Investment Partnership, L.P. is managed by its general partners, generally acting by a majority vote. Daniel S. Jaffee has a majority of the general partner votes and therefore, generally has voting control of all of the Oil-Dri shares owned by the partnership. As a result, Mr. Jaffee, might be deemed to have, but disclaims, beneficial ownership of the partnership’s shares, which are not reflected in his share ownership shown in this table.

(5)    Information is as provided by the reporting persons in a Schedule 13G/A filed with the SEC on February 18, 2022. Based on such Schedule 13G/A, Dimensional Fund Advisors LP (“Dimensional”), a registered investment adviser, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In certain cases, subsidiaries of Dimensional may act as adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the shares of Common Stock owned by the Funds, and may be deemed to be the beneficial owner of those shares under applicable SEC rules. Although such Schedule 13G/A identifies Dimensional as having sole voting power over 375,431 shares of Common Stock and sole dispositive power over 381,884 shares of Common Stock, Dimensional disclaims beneficial ownership of such shares and reports that all of these shares are owned by the Funds.

(6)    Information is as provided by the reporting persons in a Schedule 13D/A filed with the SEC on November 25, 2020. Such Schedule 13D/A filed by Gabelli Funds, LLC (“Gabelli Funds”), GAMCO Asset Management, Inc. (“GAMCO”), Teton Advisors, Inc. (“Teton Advisors”), GGCP, Inc. (“GGCP”), GAMCO Investors, Inc. (“GBL”), Associated Capital Group, Inc. (“AC”) and Mario J. Gabelli reports: (a) 83,300 shares of Common Stock beneficially owned by Gabelli Funds; (b) 494,006 shares of Common Stock beneficially owned by GAMCO; (c) 34,300 shares of Common Stock beneficially owned by Teton Advisors; and (d) 1,500 shares of Common Stock beneficially owned by AC. The Schedule 13D/A reports that each such entity has sole voting and sole dispositive power over the shares reported as beneficially owned by it, except that: (i) GAMCO does not have the authority to vote 26,500 of the reported shares; (ii) Gabelli Funds has sole dispositive and voting power with respect to the shares held by such funds so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Company and, in that event, the proxy voting committee of each fund shall respectively vote that fund’s shares; (iii) at any time, the proxy voting committee of each fund shall of each such fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special circumstances such as regulatory considerations; and (iv) the power of Mario J. Gabelli, AC, GBL and GGCP is indirect with respect to securities beneficially owned directly by other reporting persons.

(7)    Information is as provided by the reporting persons in a Schedule 13G/A filed with the SEC on February 11, 2022. Such Schedule 13G/A filed by Renaissance Technologies LLC, an investment adviser (“RTC”), and Renaissance Technologies Holdings Corporation, majority owner of RTC (“RTHC”), reports that RTC and RTHC have sole voting power over 309,143 shares of Common Stock and sole dispositive power over 340,854 shares of Common Stock.

(8)    Information is as provided by the reporting persons in a Schedule 13G/A filed with the SEC on February 14, 2022. Such Schedule 13G/A filed by T. Rowe Price Associates, Inc., a registered investment adviser (“Price Associates”), and T. Rowe Price Small-Cap Value Fund, Inc. reports that Price Associates held sole voting power over 85,882 shares of Common Stock and sole dispositive power over 298,500 shares of Common Stock, and T. Rowe Price Small-Cap Value Fund, Inc. held sole voting power over 212,618 shares of Common Stock. Price Associates expressly denies that it is, in fact, the beneficial owner of such securities.

(9)    Information is as provided by the reporting persons in a Schedule 13G/A filed with the SEC on February 10, 2022. Such Schedule 13G filed by The Vanguard Group, an investment adviser, reports that The Vanguard Group held sole voting power over 0 shares of Common Stock, shared voting power over 3,462 shares of Common Stock, sole dispositive power over 352,214 shares of Common Stock, and shared dispositive power over 5,961 shares of Common Stock.
Security Ownership of Management
The following table shows the number of shares of Common Stock and Class B Stock beneficially owned as of October 10, 2022 by our directors, by the named executive officers and by our directors and executive officers as a group.

Name of Beneficial Owner (1)	Number of Shares of Common Stock		Percentage of Outstanding Common Stock	Number of Shares of Class B Stock (2)		Percentage of Outstanding Class B Stock
Daniel S. Jaffee	—	(3)	*	509,628	(3)	24.92%
Ellen-Blair Chube	6,660	(4)	*	—		*
Paul M. Hindsley	7,000	(5)	*	—		*
Michael A. Nemeroff	27,901	(4)	*	—		*
George C. Roeth	7,500	(6)	*	—		*
Amy L. Ryan	2,000	(7)	*	—		*
Allan H. Selig	49,000	(4)	*	—		*
Paul E. Suckow	26,128	(4)	*	—		*
Lawrence E. Washow	14,000	(4)	*	—		*
Susan M. Kreh	40,000	(8)	*	—		*
Christopher B. Lamson	30,000	(9)	*	—		*
All Directors and Executive Officers as a Group (14 persons)	261,960	(10)	5.16%	509,628	(11)	24.92%

          * Does not exceed 1%
(1)    Beneficial ownership is determined according to SEC rules and generally includes any shares over which a person possesses sole or shared power to vote or to direct the disposition of a security as well as any shares that such person has the right to acquire within 60 days of October 10, 2022, including through the exercise of options or other rights or the conversion of another security. Unless otherwise indicated, the individuals listed in this table have sole voting and investment power with respect to the shares owned by them, and such shares are not subject to any pledge. The applicable percentage ownership for each person listed is based upon 5,075,302 shares of Common Stock and 2,045,415 shares of Class B Stock outstanding as of the close of business on October 10, 2022. Shares of Common Stock and Class B Stock subject to options, warrants or other rights that are exercisable or convertible within 60 days after October 10, 2022, are deemed outstanding for the purpose of calculating the percentage ownership of the person holding those options, warrants or other rights, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person.

(2)    Except for Daniel S. Jaffee, none of our directors or named executive officers own any shares of Class B Stock.
(3)    Does not include shares beneficially owned by Jaffee Investment Partnership, L.P. For information regarding the shares beneficially owned by Daniel S. Jaffee, see the table under “Principal Stockholders” above and the notes thereto.
(4)    Includes (a) 2,000 restricted shares of Common Stock awarded on December 8, 2020, scheduled to “cliff” vest on December 15, 2022 and (b) 2,000 restricted shares of Common Stock awarded on September 10, 2021, scheduled to “cliff” vest on October 19, 2023.
(5)    Includes 2,000 restricted shares of Common Stock awarded on September 10, 2021, scheduled to “cliff” vest on October 19, 2023.
(6)    Includes (a) 3,500 shares of Common Stock held in a trust for the benefit of Mr. Roeth and his spouse, (b) 2,000 restricted shares of Common Stock awarded on December 8, 2020, scheduled to “cliff” vest on December 15, 2022, and (c) 2,000 restricted shares of Common Stock awarded on September 10, 2021, scheduled to “cliff” vest on October 19, 2023.
(7)    Includes 2,000 restricted shares of Common Stock awarded on September 10, 2021, scheduled to “cliff” vest on October 19, 2023.
(8)    Consists of 40,000 restricted shares of Common Stock that are scheduled to vest in increments of (a) 12,000 shares on December 15, 2022, (b) 23,000 shares on December 15, 2023 and (c) 5,000 shares on October 19, 2025.
(9)    Consists of 30,000 restricted shares of Common Stock that are scheduled to vest in increments of (a) 2,000 shares on January 31, 2023, (b) 4,000 shares on January 31, 2024, (c) 6,000 shares on January 31, 2025, (d) 6,000 shares on January 31, 2026 and (d) 12,000 shares on January 31, 2027.
(10)    Includes 148,000 restricted shares of Common Stock: (a) 24,000 of which become non-forfeitable on December 15, 2022, (b) 2,000 of which become non-forfeitable on January 31, 2023, (c) 16,000 of which become non-forfeitable on October 19, 2023, (d) 43,00 of which become non-forfeitable on December 15, 2023, (e) 4,000 of which become non-forfeitable on January 31, 2024, (f) 6,000 of which become non-forfeitable on January 31, 2025, (g) 9,000 of which become non-forfeitable on March 21, 2025, (h) 10,000 of which become non-forfeitable on October 19, 2025, (i) 6,000 of which become non-forfeitable on January 31, 2026, (j) 3,000 of which become non-forfeitable on March 21, 2026, (k) 10,000 of which become non-forfeitable on October 19, 2026, (l) 12,000 of which become non-forfeitable on January 31, 2027, and (m) 3,000 of which become non-forfeitable on March 21, 2027. The number of shares of Common Stock owned beneficially by our directors and executive officers as a group represents approximately 5.2% of the number of outstanding shares of Common Stock and approximately 1.0% of the aggregate voting power of the Common Stock and Class B Stock.
(11)    Includes 100,000 restricted shares of Class B Stock of which tranches of 25,000 shares become non-forfeitable on each of the subsequent anniversaries of October 19th during the years 2022-2025. Does not include shares beneficially owned by Jaffee Investment Partnership, L.P. For information regarding the shares held by the partnership, see the table under “Principal Stockholders” above and the notes thereto. The number of shares of Class B Stock owned beneficially by our directors and executive officers as a group represents approximately 24.9% of the number of outstanding shares of Class B Stock and approximately 20.0% of the aggregate voting power of the Common Stock and Class B Stock.

OTHER INFORMATION
Website
Web links throughout this Proxy Statement are provided for convenience only. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.
Forward-Looking Statements
Certain statements included in this Proxy Statement are, or may be deemed to be forward-looking statements, which are based on current expectations, estimates, forecasts and projections about our future performance, our business, our beliefs and our management’s assumptions. All statements other than statements of historical or current facts, including statements regarding our environmental, sustainability and/or social plans and goals, made in this document are forward-looking. Words such as “expect,” “outlook,” “forecast,” “would,” “could,” “should,” “project,” “intend,” “plan,” “continue,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “assume,” “foresee,” “commit,” “design,” “efforts,” and variations of such words and similar expressions are intended to identify such forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because these forward-looking statements are subject to risks and uncertainties, actual results could differ materially from the expectations expressed in the forward-looking statements. Additional information concerning these and other risks is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. In addition, new risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements. We undertake no obligation to update or revise these forward-looking statements to reflect subsequent events or circumstances.

OIL-DRI
CORPORATION OF AMERICA

ATTN: INVESTOR RELATIONS
OIL-DRI CORPORATION OF AMERICA
410 N. MICHIGAN AVE #400
CHICAGO, IL 60611-4213

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ODC2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Oil-Dri Corporation of America in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

HOUSEHOLDING REVOCATION
If you wish to revoke your consent to the receipt of stockholder information in a single package per household, you may do so by calling 1-866-540-7095.

If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D91676-P79682 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

OIL-DRI CORPORATION OF AMERICA

Annual Meeting Proxy Card

A Election of Directors

The Board of Directors recommends that you vote FOR each of the listed nominees:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Nominees:

01) Ellen-Blair Chube
02) Paul M. Hindsley
03) Daniel S. Jaffee
04) Michael A. Nemeroff
05) George C. Roeth
06) Amy L. Ryan
07) Allan H. Selig
08) Paul E. Suckow
09) Lawrence E. Washow

B Issues

The Board of Directors recommends that you vote FOR proposal 2:

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

For address changes and/or comments, please email InvestorRelations@oildri.com

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 7, 2022: The Company's 2022 Proxy Statement (the "Proxy Statement") and its 2022 Annual Report on Form 10-K are available at: http://www.oildri.com/2022proxymaterials.

D91677-P79682

Proxy - OIL-DRI CORPORATION OF AMERICA

This Proxy is solicited on Behalf of the Board of Directors

The undersigned hereby appoints Daniel S. Jaffee, Laura G. Scheland and Anthony W. Parker as Proxies, each with the full power to appoint his or her substitute (the action of one, if only one be present and acting, to be in any event controlling), and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock and Class B Stock of Oil-Dri Corporation of America held of record by the undersigned at the close of business on October 10, 2022, at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/ODC2022 on December 7, 2022, at 9:30 a.m., Central Time, and any adjournments thereof, upon the proposals described in the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated October 25, 2022, the receipt of which is hereby acknowledged. The Proxies, in their discretion, are further authorized to vote for the election of a person to the Board of Directors if any of the nominees named herein becomes unavailable to serve, and to vote on any other matters which may properly come before the Annual Meeting and any adjournments thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposal 2 to ratify the appointment of Grant Thornton LLP as independent auditor. This Proxy will be voted with discretionary authority to the Proxies appointed hereby on all other matters that may properly come before the Annual Meeting and any adjournments thereof.

Please mark, sign, date and mail the proxy card promptly using the enclosed envelope.

(Continued and to be signed on reverse side.)